                                                                    EXHIBIT 10.1


--------------------------------------------------------------------------------




                    ASSET PURCHASE AND CONTRIBUTION AGREEMENT



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


ARTICLE I
         ASSETS
                  1.1         Purchase of the Metroplex Assets................................  1
                              --------------------------------
                  1.2         Excluded Metroplex Assets.......................................  3
                              -------------------------
                  1.3         Closing Date....................................................  4
                              ------------
                  1.4         Assumption of Metroplex Liabilities.............................  4
                              -----------------------------------
                  1.5         Closing Date Actions and Deliveries.............................  6
                              -----------------------------------
                  1.6         Further Assurances..............................................  7
                              ------------------
                  1.7         Referrals.......................................................  7
                              ---------
                  1.8         Employees.......................................................  8
                              ---------

ARTICLE II
         PURCHASE PRICE, OTHER AGREEMENTS
                  2.1         Purchase Price..................................................  8
                              --------------
                  2.2         Contribution for Class B Interests..............................  9
                              ----------------------------------
                  2.3         Allocation of Purchase Price....................................  9
                              ----------------------------
                  2.4         Call Agreement..................................................  9
                              --------------
                  2.5         Texas Sub....................................................... 10
                              ---------
                  2.6         Management Services Agreement................................... 10
                              -----------------------------
                  2.7         Employment Agreements........................................... 10
                              ---------------------
                  2.8         Board Representation............................................ 10
                              --------------------
                  2.9         Oncology Disease State Management Board......................... 11
                              ---------------------------------------

ARTICLE III
         REPRESENTATIONS AND WARRANTIES OF METROPLEX
                  3.1         Organization of Metroplex....................................... 11
                              -------------------------
                  3.2         Subsidiaries and Investments.................................... 11
                              ----------------------------
                  3.3         Authority....................................................... 11
                              ---------
                  3.4         Financial Statements............................................ 12
                              --------------------
                  3.5         Operations Since Metroplex Balance Sheet Date................... 12
                              ---------------------------------------------
                  3.6         No Undisclosed Liabilities...................................... 13
                              --------------------------
                  3.7         Taxes........................................................... 14
                              -----
                  3.8         Availability of Assets.......................................... 14
                              ----------------------
                  3.9         Real Property................................................... 14
                              -------------
                  3.10        Real Property Leases............................................ 14
                              --------------------
                  3.11        Condemnation.................................................... 14
                              ------------
                  3.12        Personal Property............................................... 15
                              -----------------
                  3.13        Personal Property Leases........................................ 15
                              ------------------------
                  3.14        Patents and Trademarks.......................................... 15
                              ----------------------
                  3.15        Accounts Receivable............................................. 15
                              -------------------
                  3.16        Title to Purchased Assets....................................... 15
                              -------------------------
                  3.17        Employees....................................................... 16
                              ---------
                  3.18        Employee Relations.............................................. 16
                              ------------------
                  3.19        Contracts....................................................... 16
                              ---------
                  3.20        Status of Contracts............................................. 18
                              -------------------
                  3.21        No Violation, Litigation or Regulatory Action................... 18
                              ---------------------------------------------
                  3.22        Insurance....................................................... 18
                              ---------



                  3.23        Environmental Protection........................................ 19
                              ------------------------
                  3.24        Books and Records............................................... 19
                              -----------------
                  3.25        No Finder's Fee................................................. 20
                              ---------------
                  3.26        Transactions with Affiliates.................................... 20
                              ----------------------------
                  3.27        Licenses and Permits............................................ 20
                              --------------------
                  3.28        Filing Reports.................................................. 20
                              --------------
                  3.29        Employment and Labor Relations.................................. 20
                              ------------------------------
                  3.30        Benefit Plans................................................... 21
                              -------------
                  3.31        Telephone Numbers............................................... 22
                              -----------------
                  3.32        Related Party Interests......................................... 22
                              -----------------------
                  3.33        Other Names..................................................... 22
                              -----------
                  3.34        Payor Contracts................................................. 22
                              ---------------
                  3.35        Accounting Controls............................................. 22
                              -------------------
                  3.36        Physicians...................................................... 23
                              ----------
                  3.37        Conflicts of Interest........................................... 23
                              ---------------------
                  3.38        Funding Sources and Commitments................................. 23
                              -------------------------------
                  3.39        Inventories..................................................... 23
                              -----------
                  3.40        Investment Intent............................................... 23
                              -----------------

ARTICLE IV
         REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  4.1         Organization of the Company..................................... 24
                              ---------------------------
                  4.2         Capacity of the Company......................................... 24
                              -----------------------
                  4.3         Subsidiaries and Investments.................................... 24
                              ----------------------------
                  4.4         Authority of the Company........................................ 24
                              ------------------------
                  4.5         No Litigation................................................... 25
                              -------------
                  4.6         No Finder's Fee................................................. 25
                              ---------------

ARTICLE V
         ACTION PRIOR TO THE CLOSING DATE
                  5.1         Investigation of the Metroplex Business by the Company.......... 25
                              ------------------------------------------------------
                  5.2         Preserve Accuracy of Representations and Warranties............. 26
                              ---------------------------------------------------
                  5.3         Operations Prior to the Closing Date............................ 26
                              ------------------------------------
                  5.4         No Public Announcement.......................................... 27
                              ----------------------
                  5.5         Interim Financial Statements of Metroplex....................... 28
                              -----------------------------------------
                  5.6         Compliance With Laws............................................ 28
                              --------------------
                  5.7         Pre-Closing Obligations......................................... 28
                              -----------------------

ARTICLE VI
         ADDITIONAL AGREEMENTS
                  6.1         Sales, Use and Transfer Taxes................................... 28
                              -----------------------------
                  6.2         Discharge of Liabilities of Metroplex Business.................. 28
                              ----------------------------------------------
                  6.3         Employee Benefit Plans.......................................... 29
                              ----------------------
                  6.4         Acquisition Proposals........................................... 29
                              ---------------------
                  6.5         Right to Remedy Certain Breaches Prior to Closing............... 29
                              -------------------------------------------------
                  6.6         Pro-Rations..................................................... 31
                              -----------
                  6.7         Audited Financial Statements.................................... 31
                              ----------------------------
                  6.8         Texas Sub Budget................................................ 32
                              ----------------
                  6.9         RIT Program..................................................... 32
                              -----------

ARTICLE VII

         CONDITIONS PRECEDENT TO OBLIGATIONS OF METROPLEX
                  7.1         No Misrepresentation or Breach of Covenants and Warranties...... 32
                              ----------------------------------------------------------
                  7.2         Opinions of Counsel for the Company............................. 32
                              -----------------------------------
                  7.3         Action by the Company........................................... 32
                              ---------------------
                  7.4         No Restraint or Litigation...................................... 33
                              --------------------------
                  7.5         No Material Adverse Change...................................... 33
                              --------------------------
                  7.6         Financing....................................................... 33
                              ---------
                  7.7         Consents........................................................ 33
                              --------
                  7.8         Partnership Agreement........................................... 33
                              ---------------------
                  7.9         Due Diligence................................................... 33
                              -------------

ARTICLE VIII
         CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
                  8.1         No Misrepresentation or Breach of Covenants and Warranties...... 34
                              ----------------------------------------------------------
                  8.2         Opinions of Counsel for Metroplex............................... 34
                              ---------------------------------
                  8.3         Partnership Action.............................................. 34
                              ------------------
                  8.4         No Restraint.................................................... 34
                              ------------
                  8.5         Necessary Consents.............................................. 35
                              ------------------
                  8.6         No Material Adverse Change...................................... 35
                              --------------------------
                  8.7         Financing....................................................... 35
                              ---------
                  8.8         Due Diligence................................................... 35
                              -------------
                  8.9         Releases of Liens............................................... 35
                              -----------------

ARTICLE IX
         INDEMNIFICATION
                  9.1         Indemnification by the Company.................................. 35
                              ------------------------------
                  9.2         Indemnification by Metroplex.................................... 37
                              ----------------------------
                  9.3         Notice of Claims................................................ 39
                              ----------------
                  9.4         Third Party Claims.............................................. 39
                              ------------------
                  9.5         Arbitration and Mediation....................................... 40
                              -------------------------

ARTICLE X
         TERMINATION
                  10.1        Termination..................................................... 42
                              -----------

ARTICLE XI
         GENERAL PROVISIONS
                  11.1        Survival of Representations, Warranties and Obligations......... 43
                              -------------------------------------------------------
                  11.2        Confidential Nature of Information.............................. 44
                              ----------------------------------
                  11.3        Governing Law................................................... 44
                              -------------
                  11.4        Notices......................................................... 44
                              -------
                  11.5        Successors and Assigns.......................................... 45
                              ----------------------
                  11.6        Entire Agreement; Amendments.................................... 46
                              ----------------------------
                  11.7        Interpretation.................................................. 46
                              --------------
                  11.8        Waivers......................................................... 46
                              -------
                  11.9        Expenses........................................................ 46
                              --------
                  11.10       Partial Invalidity.............................................. 46
                              ------------------
                  11.11       Execution in Counterparts....................................... 46
                              -------------------------
                  11.12       Notice of Sale.................................................. 47
                              --------------
                  11.13       Definitions..................................................... 47
                              -----------
                  11.14       Risk of Loss; Damage to Facilities.............................. 50
                              ----------------------------------

                  11.15       Federal Income Tax Treatment.................................... 51
                              ----------------------------

EXHIBITS

A               Assignment and Assumption Agreement
B-1             Nonrecourse Note
B-2             PHC Note
C-1             Assumption and Release Agreement
C-2             Exchange Rights Agreement
D               Weston Equity Call Agreement
E               Management Services Agreement
F               Physician Owner Employment Agreement
G               Individual Liability Limitation Amounts

                   ASSET PURCHASE AND CONTRIBUTION AGREEMENT

         This ASSET PURCHASE AND CONTRIBUTION AGREEMENT (this "Agreement"), is dated as of June 16, 1997, by and among Metroplex Hematology/Oncology Associates, L.L.P., a Texas limited liability partnership ("Metroplex"), the physicians listed as such on the signature page hereto (collectively, the "Physicians"), each Physician's wholly owned professional association, MHOA Texas I, L.L.C., a Texas limited liability company ("Texas Sub") and Physician Health Corporation, a Delaware corporation (the "Company").

                             W I T N E S S E T H:
                             -------------------

         A. Metroplex is, among other things, currently engaged in the practice of medicine specializing in hematology and oncology in Arlington, Texas (the "Metroplex Business").

         B. The Company wishes to acquire, and Metroplex wishes to sell and contribute substantially all of the tangible and intangible assets associated with the Metroplex Business, as more specifically set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed between Metroplex, Texas Sub, the Physicians and the Company as follows:


                                   ARTICLE I

                                    ASSETS
                                    ------

         1.1    Purchase of the Metroplex Assets. Upon the terms and subject to
                --------------------------------
the conditions of this Agreement, the Company hereby purchases, and Metroplex hereby sells, transfers, assigns, conveys and delivers to the Company, free and clear of all Encumbrances (except for Permitted Encumbrances), an 80% undivided interest in all of the assets and properties (excepting only the Excluded Metroplex Assets) of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned or held by Metroplex relating to the Metroplex Business as the same shall exist on the Closing Date (herein collectively called the "Metroplex Assets"), including, without limitation, all right, title and interest of Metroplex in, to and under:

         (a)    All in-house billing services as listed on Schedule 1.1(a);
                                                           ---------------
         (b) The real property leases and leasehold improvements listed or described in Schedule 3.10;
             -------------
         (c)    The personal property leases listed in Schedule 3.13;
                                                       -------------
         (d) All trademarks, trade names, service marks and copyrights (and all goodwill associated with such trademarks, trade names, service marks and copyrights), registered or unregistered, owned by Metroplex relating to the Metroplex Business, and the applications for registration thereof and all patents and applications therefor owned by Metroplex and the licenses relating to any of the foregoing including, without limitation, the items listed in
Schedule 3.14 and any trade name using or incorporating the name "The Arlington
-------------
Cancer Center";

         (e) All of Metroplex's rights, claims or causes of action against third parties arising under warranties from manufacturers, vendors and others in connection with the Metroplex Assets;

         (f) All prepaid expenses (except for prepaid insurance) arising from payments made by Metroplex in the ordinary course of the operation of the Metroplex Business prior to the Closing Date for goods or services where such goods or services have not been received at the Closing Date;

         (g) All books and records (including all computer programs and personnel records of current employees of Metroplex who are hired by the Company or Texas Sub on or following the Closing Date) of Metroplex relating to the assets, business and operations of the Metroplex Business; it being understood by all of the parties to this Agreement that Metroplex and the Physicians shall have access to such books and records at all reasonable times, provided, any duplicating or non-employee expense incurred therewith shall be borne solely by Metroplex;

         (h) All telephone and telecopy numbers used by Metroplex in connection with the Metroplex Business including, without limitation, the numbers 817/261-4906 and 817/261-5837;

         (i) All goodwill associated with the Metroplex Business and all intangible assets associated with the conduct of the Metroplex Business, including Metroplex's workforce in place, business know-how, and information base;

         (j) All machinery, equipment (including computers and office equipment), supplies, inventory, advertising and promotional materials, all collection and credit records, medical literature, engineering plans, records and data, (including medical records and data) vehicles, furniture, office supplies and other personal property of Metroplex used in or relating to the Metroplex Business including, but not limited to, those items listed or referred to in Schedule 1.1(j);
      ---------------

         (k) All rights, titles or any property interests, if any, in any inventions and/or patents developed by Metroplex or any such rights, titles or property interests subsequently acquired by Metroplex, including any such rights, titles or interests in the radio-immunotherapy program under development by Metroplex, it being acknowledged by the Company and Texas Sub that Metroplex makes no representation that it now owns or will hereafter acquire any such rights, titles or property interests; and

         (l) All other assets or properties not referred to above which are reflected on the Metroplex Financial Statements, except (i) any such assets or properties disposed of after the Metroplex Balance Sheet Date in the ordinary course of the Metroplex Business and (ii) the Excluded Metroplex Assets.

         The parties acknowledge that the management of the non-medical aspects of the Metroplex Business will change simultaneously with the closing of the transactions contemplated hereby. Accordingly, under applicable law and professional ethical standards appropriate arrangements need to be made for the custody and maintenance of patient records. Texas Sub has agreed to take custody of the records to assure that the records are properly handled and readily available to patients and their treating physicians of choice. Accordingly, to the fullest extent permitted by law, the medical records of patients, simultaneously with the closing of the transaction contemplated hereby, shall be assigned to the custody of Texas Sub. Metroplex and the Physicians shall cooperate with and assist Texas Sub in taking all actions as may be necessary or desirable to obtain or retain all custodial rights to such records. The parties agree and acknowledge that the medical records are subject to legal and ethical principles governing their confidentiality. Accordingly, to the extent reasonably required, patients may be requested to sign appropriate record transfer forms.

         1.2    Excluded Metroplex Assets. Notwithstanding the foregoing, the
                -------------------------
Metroplex Assets shall not include the following (herein referred to as the "Excluded Metroplex Assets");

         (a) Any of Metroplex's cash and cash equivalents (including any marketable securities or certificates of deposit) as of the close of business on the Closing Date;

         (b)    The real property described in Schedule 3.9 and any option,
                                               ------------
right or contract to purchase real property described in Schedule 3.9;
                                                         ------------
         (c) Any accounts receivable generated by Metroplex for periods prior to the Closing Date;

         (d) All claims, rights and interests of Metroplex in and to any refunds for federal, state or local franchise, income or other taxes or fees of any nature whatsoever for periods prior to the Closing Date;

         (e) Any of Metroplex's rights, claims or causes of action against third parties relating to the assets, properties, business or operations of the Metroplex Business arising out of transactions occurring prior to the Closing Date, except to the extent any such claims relate to the Metroplex Assets;

         (f) All contracts or policies of insurance and prepaid insurance with respect to such contracts or policies;

         (g) Metroplex's partnership records relating to its formation, partnership tax returns and related documents, and supporting work papers and any other records and returns relating to taxes, assessments and similar governmental levies (other than real and personal property taxes, assessments and levies imposed on the Metroplex Assets), except tax-related records, documents and work papers relating to the Metroplex Assets, access to which shall be provided to Metroplex during normal business hours;

         (h) The contracts, agreements or understandings of Metroplex listed in Schedule 3.19 and designated on such Schedule as a "Contract Not Assumed" and
   -------------
any other contract, agreement or understanding of Metroplex (i) in existence on the date hereof which is not listed in Schedule 3.19 but which, by the
                                       -------------
provisions of Section 3.19, is required to be so listed or (ii) entered into by
              ------------
Metroplex after the date hereof in violation of Section 5.3 of this Agreement;
                                                -----------
         (i) Except to the extent the parties hereto shall otherwise specifically agree in writing, any of Metroplex's employee benefit agreements, plans or arrangements listed in Schedule 3.19;
                                -------------

         (j) Any of Metroplex's rights under or pursuant to this Agreement (including any interests in the Company acquired pursuant to this Agreement) or the other agreements with the Company contemplated hereby;

         (k)    That certain equipment and other personal property listed on
Schedule 1.2(k); and
---------------

         (l) Any asset the use of which by the Company or Texas Sub would be illegal under Texas law.

         1.3    Closing Date. The consummation of the transactions contemplated
                ------------
herein (the "Closing") shall be consummated at 10:00 a.m. on June ____, 1997 (such date and time being hereinafter called the "Closing Date").

         1.4    Assumption of Metroplex Liabilities. (a) On the Closing Date,
                -----------------------------------
Texas Sub shall deliver to Metroplex an assignment and assumption agreement, substantially in the form attached hereto as Exhibit A, pursuant to which the
                                             ---------
Texas Sub shall assume and be obligated for, and shall agree to pay, perform, defend and discharge in accordance with their terms:

                (i)    all liabilities listed in Schedule 1.4(a)(i);
                                                 ------------------

                (ii) all liabilities of Metroplex arising after the Closing Date (other than any liability or obligation for breach or default which occurred prior to the Closing) under the leases, contracts and other agreements entered into by Metroplex with respect to the Metroplex Business after the date hereof consistent with the terms of
         Section 5.3 of this Agreement (which shall include all such leases,
         -----------
         contracts and other agreements or written arrangements described in
         Schedule 5.3(b)); and
         ---------------

                (iii) all liabilities arising after the Closing Date with respect to Assumed Contracts as specified on Schedule 3.19.
                                                      -------------

         Notwithstanding the foregoing, Texas Sub shall assume no liability or obligation arising as a result of the transfer or assignment to Texas Sub of any Assumed Contract or agreement contemplated in Section 1.4(a)(ii) above without
                                              ------------------
any consent required by the terms thereof if the Company, not more than 15 days following the Closing Date, has indicated to Metroplex, in writing, that Texas Sub will not assume such liability or obligation without the required consent (such consents being collectively referred to herein as the "Required Consents"). Such liabilities or obligations for which consent to transfer is required and not obtained shall be considered a Clinic Expense, as that term is defined in the Management Services Agreement.

         All of the foregoing to be assumed by Texas Sub under this Section
                                                                    -------
1.4(a) are referred to herein as the "Metroplex Assumed Liabilities."
-----

         (b) Neither the Company nor Texas Sub shall assume or be obligated for any, and Metroplex shall solely retain, pay, perform, defend and discharge all of, Metroplex's liabilities or obligations of any and every kind whatsoever, direct or indirect, disclosed or undisclosed, liquidated or unliquidated, absolute or contingent, not expressly assumed by Texas Sub under Section 1.4(a)
                                                                 --------------
and, notwithstanding anything to the contrary in Section 1.4(a), none of the
                                                 --------------
following shall be "Metroplex Assumed Liabilities" for purposes of this Agreement and Metroplex shall remain responsible for all such matters and shall indemnify Texas Sub and the Company with respect thereto:

                       (i) any liabilities of Metroplex in respect of accounts payable, accrued equipment rentals, accrued salary, payroll and wages, accrued sick or vacation pay or accounting and legal fees or expenses, in each case which arise from the operation of the Metroplex Business or the ownership of the Metroplex Assets prior to the Closing Date and which are not reflected on the Metroplex Financial Statements;

                       (ii) any foreign, federal, state, county or local income, excise, withholding, property, sales, use, franchise and other taxes which arise from the operation of the Metroplex Business or the ownership of the Metroplex Assets prior to the Closing Date;

                       (iii)  except as listed in Schedule 1.4(a)(iii), any
                                                  --------------------
         liability or obligation of Metroplex in respect of indebtedness for borrowed money, including, without limitation, any liability or obligation of Metroplex owing to any partner or Affiliate of Metroplex;

                       (iv) any costs and expenses incurred by Metroplex incident to its negotiation and preparation of this Agreement or the other documents contemplated hereby and its performance and compliance with the agreements and conditions contained herein or therein;

                       (v) except to the extent the parties hereto shall otherwise specifically agree in writing, any liabilities or obligations, whenever arising, related to, associated with or arising out of the employee benefit agreements, plans or arrangements listed in
         Schedule 3.30;
         -------------

                       (vi) any liability or obligation of Metroplex to make or provide severance pay or benefits to any employee of the Metroplex Business prior to the Closing Date who is not extended employment with the Company or Texas Sub after the Closing Date (it being understood that nothing contained herein is intended to create any obligation of Metroplex, Texas Sub, or the Company to make or provide severance pay or benefits to any employee);

                       (vii) any liabilities or obligations arising as a result of the transfer or assignment of any Metroplex lease, contract or other agreement entered into by Metroplex with respect to the Metroplex Business after the date hereof consistent with the terms of Section 5.3 of this Agreement, in each case without any
                      -----------
         consent required by the terms thereof;

                       (viii) any liabilities in respect of the claims, suits, proceedings or investigations described in Schedule 3.21;
                                                    -------------

                       (ix) any of Metroplex's liabilities or obligations under this Agreement or the other agreements contemplated hereby including, without limitation, the liabilities and obligations of Metroplex under the Physician Owner Employment Agreement, as defined herein; and

                       (x) any of Metroplex's liabilities or obligations in respect of claims, suits, proceedings or investigations in relation to the treatment or diagnosis of patients or the failure to treat or diagnose patients or otherwise in relation to health care services rendered by or on behalf of Metroplex.

         (c) In addition to the foregoing, at the Closing the Company shall repay the existing equipment and receivables loans (including principal and accrued but unpaid interest) of Metroplex more particularly described on
Schedule 1.4(c) hereto (the "Metroplex Loans").
---------------

         1.5    Closing Date Actions and Deliveries. Upon the terms and subject
                -----------------------------------
to the conditions set forth in this Agreement, on the Closing Date:

         (a) Metroplex or the Physicians, as appropriate, shall execute and deliver (i) a bill of sale and any other appropriate documents evidencing transfer of the Metroplex Assets, (ii) all of the documents, instruments and opinions required to be delivered by Metroplex or the Physicians, as appropriate, pursuant to this Agreement and (iii) all such other instruments of assignment, transfer or conveyance as the Company or Texas Sub may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer and delivery of the Metroplex Assets and Metroplex Business to Texas Sub; and

         (b) Texas Sub shall pay that portion of the Purchase Price payable at Closing and shall repay the Metroplex Loans. The Company or Texas Sub, as the case may be, shall deliver or execute and deliver (i) all of the documents and instruments contemplated to be delivered by the Company or Texas Sub on the Closing Date pursuant to this Agreement and (ii) all such other instruments of assignment, transfer or conveyance as Metroplex may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer and delivery to Texas Sub of the Metroplex Assets and the Metroplex Business by Metroplex.

         1.6    Further Assurances. On the Closing Date, Metroplex shall
                ------------------
(a) deliver to the Company or Texas Sub, as the case may be, such other bills of sale, deeds, endorsements, assignments and other good and sufficient instruments of conveyance and transfer, in form reasonably satisfactory to the Company and its counsel, as the Company may reasonably request or as may be otherwise reasonably necessary to vest in the Company all the right, title and interest of Metroplex in, to or under any or all of the Metroplex Assets, and (b) take all steps as may be reasonably necessary to put the Company in actual possession and control of all the Metroplex Assets and the Metroplex Business (with respect to the latter to the extent permitted by applicable law). From time to time following the Closing, Metroplex shall execute and deliver, or cause to be executed and delivered, to the Company such other instruments of conveyance and transfer as the Company may reasonably request or as may be otherwise necessary to convey more effectively and transfer to, and vest in, the Company and put the Company in possession of, any part of the Metroplex Assets and, in the case of licenses, certificates, approvals, authorizations, agreements, contracts, leases, easements and other commitments included in the Metroplex Assets which cannot be transferred or assigned effectively without the consent of third parties which consent has not been obtained prior to the Closing, to cooperate with the Company and Texas Sub at their reasonable request in endeavoring to obtain such consent. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any license, certificate, approval, authorization, agreement, contract, lease, easement or other commitment included in the Metroplex Assets if (i) such assignment is prohibited by applicable law or (ii) an attempted assignment thereof without the consent of a third party thereto would constitute a breach thereof, unless such consent is obtained.

         1.7    Referrals. The parties hereto acknowledge and agree that it is
                ---------
not a purpose of this Agreement or any of the transactions contemplated herein to exert influence in any way over the reason or judgment of any party hereto with respect to the referral of patients or business of any nature whatsoever, and that neither Metroplex nor any of the Physicians are under any obligation whatsoever to refer any patients or business to the Company or a parent, subsidiary or affiliate of the Company. Likewise, neither the Company nor any of its parent, subsidiaries or affiliates are under any obligation whatsoever to refer any patients or business to Metroplex or its partners or any of their parents, subsidiaries or affiliates (as applicable). It is the intent of all parties hereto that any referrals made among them will continue to be based on the medical judgment and discretion of individual physicians acting in the best interests of the pertinent patient.

         1.8    Employees. The Company or Texas Sub, as the case may be, may,
                ---------
but shall not be obligated to, offer employment to some or all of the employees of Metroplex as of the Closing Date. During the period prior to the Closing Date, the Company and Texas Sub shall be permitted reasonable access to the employees of Metroplex for the purpose of allowing Texas Sub to interview and, if so desired, to make offers of employment to such employees. All such employees so hired shall be considered "new hires" by the Company or Texas Sub, as the case may be, for all purposes and the Company or Texas Sub shall establish all terms and conditions relating to their employment. Notwithstanding the foregoing, each employee so hired shall retain his or her date of hire with the Metroplex Business for purposes of determination of eligibility and vesting under all employee benefit plans of Texas Sub or the Company for which such employees are eligible, and such employees shall be initially compensated at the same salary or hourly wage as they received from Metroplex immediately prior to the Closing Date. The Company or Texas Sub, as the case may be, shall not, unless it specifically agrees to do so in writing, assume any past or future obligations of Metroplex to such employees, including specifically by way of example and not limitation any obligations to pay severance pay to such employees or to provide COBRA continuation benefits, and such obligations shall be and remain obligations of Metroplex. Nothing contained in this Section 1.8 or
                                                                  -----------
elsewhere in this Agreement shall obligate the Company or Texas Sub to continue to employ any such former employees for any length of time, and the employment of any such former employees by the Company or Texas Sub, if any, shall be terminable at will at any time.


                                   ARTICLE II

                        PURCHASE PRICE, OTHER AGREEMENTS
                        --------------------------------

         2.1    Purchase Price. The purchase price for the Purchased Assets (the
                --------------
"Purchase Price") shall be payable as follows:

         (a) $11,810,000 paid by the Company to Metroplex at the Closing in immediately available funds (the "Cash Payment");

         (b) An aggregate of $12,670,000 paid pursuant to the terms of two promissory notes, which shall be executed and delivered by the Company at Closing, substantially in the forms attached hereto as Exhibit B-1 (the
                                                       -----------
"Nonrecourse Note") and Exhibit B-2 (the "PHC Note") (the "Promissory Notes"),
                        -----------
which Promissory Notes will bear no interest. In addition:

                (i) the Nonrecourse Note shall provide for one payment of $6,210,000 on April 1, 1998 (the "First Payment") and shall (a) provide that Metroplex will have no right of recourse against the Company or Texas Sub and their respective affiliates for payment thereunder,
         (b) be freely assumable by Texas Sub
         and (c) be subordinated to the rights of DVI Financial Services, Inc. ("DVIF") and DVI Business Credit Corporation ("DVIBCC") pursuant to these certain Subordination Agreements dated as of even date herewith among (i) Metroplex, the Company, Texas Sub and DVIF and (ii) Metroplex, the Company, Texas Sub and DVIBCC; and

                (ii) the PHC Note shall provide for the remaining $6,460,000 to be paid in equal annual installments beginning on April 1, 1999, with the final payment being due and payable on April 1, 2002.

         2.2    Contribution for Class B Interests. At the Closing, Metroplex
                ----------------------------------
shall contribute the Contribution Assets to Texas Sub in exchange for all of the Class B interests in Texas Sub, such interests being designated as a 20% interest in Texas Sub, par value $0.01 per share (the "Texas Sub Class B Interests"). The parties agree and acknowledge that immediately following the Closing (i) the Company shall assign all of the Metroplex Assets to Texas Sub and (ii) Texas Sub shall assume all obligations of the Company under the Nonrecourse Note. Such assumption shall be pursuant to the Assumption and Release Agreement attached hereto as Exhibit C-1. The parties agree that the
                                     -----------
Texas Sub Class B Interests received herein may, at the option of Metroplex, be distributed to either the Physicians or their professional associations. Texas Sub Class B Interests shall be exchangeable into shares of common stock of the Company, par value $0.01 per share ("PHC Common Stock"), pursuant to an Exchange Rights Agreement executed by the parties and substantially in the form attached hereto as Exhibit C-2. The Company agrees to sell to Texas Sub a sufficient
          -----------
number of shares of PHC Common Stock to enable Texas Sub to meet its obligations under the Exchange Agreement.

         2.3    Allocation of Purchase Price. The Company and Metroplex agree
                ----------------------------
that the Purchase Price shall be allocated among the Purchased Assets for accounting and other purposes as provided in Schedule 2.3. The Company and
                                             ------------
Metroplex further agree that the Purchase Price shall be allocated, for purposes of Section 1060 of the Internal Revenue Code of 1986, as amended (the "Code"), in accordance with the value of each class of asset set forth above, and any tax returns or other tax information they may file or cause to be filed with any governmental agency shall be prepared and filed consistently with such agreed upon allocations. In this regard, the Company and Metroplex agree that, to the extent required, they will each properly prepare and file Form 8594 in accordance with Section 1060 of the Code.

         2.4    Call Agreement. Texas Sub's obligation to pay the Nonrecourse
                --------------
Note, provided the Nonrecourse Note is assumed by Texas Sub, shall be severally guaranteed by Weston Presidio Capital Partners II, L.P., BancBoston Ventures, Inc. and EGL Holdings, Inc. pursuant to the terms of the Equity Call Agreement in substantially the form attached hereto as Exhibit D.
                                             ---------

         2.5    Texas Sub. At the Closing, and for the term of the Management
                ---------
Services Agreement (as defined herein), the parties shall take such action as shall be necessary to ensure that the Managers of Texas Sub (the "Texas Sub Board") shall consist of eight persons, four of whom shall be persons designated by Metroplex (the "Metroplex Designees") (two of whom shall initially be George Blumenschein, M.D. and Al DiStefano, M.D.) and four of whom shall be designated by the Company (the "PHC Designees") (two of whom shall be Sarah Garvin and Ira Snider, D.O.). Should either Metroplex or the Company fail to designate a manager to serve on the Texas Sub Board, the holders of a majority of Texas Sub Class B Interests shall have the right to nominate for election a replacement member to serve on the Texas Sub Board, provided, however, that a failure by the Company or Metroplex to designate a manager to serve on the Texas Sub Board shall not act as a waiver of such right. If any Metroplex Designee elected to serve as a manager on the Texas Sub Board (a "Metroplex Manager") or any Company Designee elected to serve as a manager on the Texas Sub Board (a "PHC Director") resigns or otherwise ceases to serve as a manager of Texas Sub, or if: (i) the Company desires to remove a PHC Designee or (ii) Metroplex desires to remove a Metroplex Designee, each party agrees that it will promptly take all action requested to fill such vacancy, or to remove and replace such director, as the case may be.

         A simple majority of the Texas Sub Board shall be necessary to take action with regard to any matter provided, however, that in the event of a tie on any vote, such matter shall be decided by the vote of a physician member of the Board of Directors of the Company reasonably acceptable to Metroplex. Metroplex and the Company further agree to use their best efforts to elect Dr. Alfred D. Stefano as chief executive officer of Texas Sub at the first meeting of the Managers of Texas Sub to occur after the Closing Date.

         2.6    Management Services Agreement. At the Closing, Texas Sub and
                -----------------------------
Metroplex shall enter into a Management Services Agreement, substantially in the form attached hereto as Exhibit E (the "Management Services Agreement"),
                        ---------
pursuant to which, among other things, Texas Sub will provide certain management services to Metroplex as provided therein.

         2.7    Employment Agreements. At the Closing, Metroplex will enter into
                ---------------------
an employment agreement with each Physician substantially in the form attached hereto as Exhibit F (each a "Physician Owner Employment Agreement").
          ---------

         2.8    Board Representation. On the Closing Date, the Company shall
                --------------------
take such action as is necessary in order to enable one individual designated by Metroplex (the "Designee") to be elected to the Company's Board of Directors (the "Board"). Metroplex has selected Alfred DiStefano, M.D. as the Designee. The Company agrees to use its best efforts to retain the Designee on the Board until the sooner of (i) the second anniversary of any Designee's election to the Board or (ii) the registration of a class of the Company's, or its successor's, equity securities under the Securities Act of 1933, as amended.

         2.9    Oncology Disease State Management Board. In the event the
                ---------------------------------------
Company shall create an Oncology Disease State Management Board (the "ODSM Board"), the Company shall appoint four Metroplex designees to the ODSM Board.


                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF METROPLEX
                   -------------------------------------------

         As an inducement to the Company to enter into this Agreement and to consummate the transactions contemplated hereby, Metroplex hereby represents and warrants to the Company and agrees as follows:

         3.1    Organization of Metroplex. Metroplex is a limited liability
                -------------------------
partnership duly organized, validly existing and in good standing under the laws of the State of Texas and is duly qualified to transact business as a foreign limited liability partnership in each jurisdiction in which the ownership or leasing of the Metroplex Assets or the conduct of the Metroplex Business requires such qualification.

         3.2    Subsidiaries and Investments. Except as set forth in Schedule
                ----------------------------                         --------
3.2, neither Metroplex nor any of the Physicians, directly or indirectly, (a)
---
owns, of record or beneficially, any outstanding voting securities or other equity interests in any corporation, partnership, joint venture or other entity which is involved in or relates to the Metroplex Business, or (b) otherwise controls any such corporation, partnership, joint venture or other entity which is involved in or relates to the Metroplex Business.

         3.3    Authority. Metroplex has the power and authority to execute and
                ---------
deliver this Agreement and all of the other agreements and instruments to be executed and delivered by Metroplex pursuant hereto (collectively, the "Metroplex Ancillary Agreements"), to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

         Each Physician has the power and authority to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by such Physician pursuant hereto (collectively, the "Physician Ancillary Agreements"), to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

         The execution, delivery and performance of this Agreement and the Metroplex Ancillary Agreements by Metroplex have been duly authorized and approved by all necessary partnership action on behalf of, and do not require any further authorization or consent of, Metroplex or the Physicians. This Agreement is, and each Metroplex Ancillary Agreement or Physician Ancillary Agreement, as the case may be, when executed and delivered by Metroplex or the Physicians, as the case may be, and the other parties thereto will be, legal, valid and binding agreements of Metroplex enforceable against Metroplex or the Physicians, as the case may be, in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

         Except as set forth in Schedule 3.3, neither the execution and delivery
                                ------------
by Metroplex of this Agreement and the Metroplex Ancillary Agreements nor the consummation by Metroplex of any of the transactions contemplated hereby or thereby nor compliance by Metroplex with or fulfillment by Metroplex of the terms, conditions and provisions hereof or thereof will: conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Metroplex Assets under, the partnership agreement of Metroplex, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or governmental license or permit applicable to Metroplex, the Metroplex Assets or the Metroplex Business or any judgment, order, award or decree to which Metroplex a party or any of its respective assets or properties is subject or by which Metroplex is bound, or any statute, other law or regulatory provision affecting Metroplex, the Metroplex Assets or the Metroplex Business.

         3.4    Financial Statements. Schedule 3.4 contains (A) the audited
                --------------------  ------------
consolidated balance sheets of Metroplex as of December 31, 1996 and the related statements of income and cash flow for the year ended December 31, 1996 and (B) an unaudited balance sheet of Metroplex as of April 30, 1997 and related statements of operations and cash flow for the month then ended (collectively, the "Metroplex Financial Statements"). The Metroplex Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly in all material respects the financial position and results of operations of Metroplex, as of their dates and for the periods covered thereby.

         3.5    Operations Since Metroplex Balance Sheet Date. (a) Except as set
                ---------------------------------------------
forth in Schedule 3.5(a), during the period from the Metroplex Balance Sheet
         ---------------
Date to the date hereof, inclusive, there has been:

                       (i) no material adverse change in the financial condition or the results of operations of the Metroplex Business from that reflected on the Metroplex Financial Statements; or

                       (ii) no damage, destruction, loss or claim not fully covered by insurance or condemnation or other taking which materially adversely affects the Metroplex Assets or the Metroplex Business, taken as a whole.

         (b)    Except as set forth in Schedule 3.5(b) hereto, since the
                                       ---------------
Metroplex Balance Sheet Date, Metroplex has conducted the Metroplex Business only in the ordinary course and substantially in conformity with past practice. Without limiting the generality of the foregoing, since the Metroplex Balance Sheet Date, except as set forth in such Schedule, Metroplex has not, in respect of the Metroplex Business:

                       (i) sold, leased, transferred or otherwise disposed of (including any transfers from Metroplex to any of its Affiliates), or mortgaged or pledged, or imposed or suffered to be imposed any Encumbrance on, any of the assets reflected on the Metroplex Financial Statements or any assets acquired by Metroplex after the Metroplex Balance Sheet Date, other than personal property sold or otherwise disposed of for fair value in the ordinary course of the Metroplex Business consistent with past practice and except for Permitted Encumbrances and Encumbrances;

                        (ii) cancelled without fair consideration therefor any debts owed to or claims held by Metroplex (including the settlement of any claims or litigation) or waived any right of significant value to Metroplex, other than in the ordinary course of the Metroplex Business consistent with past practice;

                       (iii) created, incurred, guaranteed or assumed, or agreed to create, incur, guarantee or assume, any indebtedness for borrowed money or entered into any capitalized leases;

                        (iv) accelerated collection of notes or accounts receivable generated by the Metroplex Business to a date prior to the date such collection would have occurred in the ordinary course of the Metroplex Business;

                         (v) delayed payment of any account payable or other liability of the Metroplex Business beyond its due date or the date when such liability would have been paid in the ordinary course of the Metroplex Business consistent with past practice;

                        (vi) entered, cancelled, modified or amended any contract or agreement with a third-party payor;

                       (vii) granted or instituted any increase in any rate of salary or compensation or any profit sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other employee benefit plan: or

                      (viii) entered into any agreement or made any commitment to take any action described in subparagraphs (i) through (vii) above.

         3.6    No Undisclosed Liabilities. Except as set forth in Schedule 3.6,
                --------------------------                         ------------
and except for liabilities which individually, or when aggregated with other liabilities, are less than $5,000, Metroplex is not subject, to its actual knowledge, with respect to the Metroplex Business, to any liability (including, without limitation, unasserted claims), whether absolute, contingent, accrued or otherwise, which is not shown or which is in excess of amounts shown or reserved for in the Metroplex Financial Statements, other than liabilities of the same nature as those set forth in the Metroplex Financial Statements and the notes thereto and incurred in the ordinary course of the Metroplex Business after the Metroplex Financial Statements.

         3.7    Taxes. Metroplex has either filed or obtained extensions for
                -----
filings pursuant to established procedures of all foreign, federal, state, county or local income, excise, property, sales, use, franchise or other tax returns and reports which are required to have been filed by Metroplex under applicable law on or prior to the date of this Agreement and has paid or made provision for the payment of all taxes which have become due pursuant to such returns or pursuant to any assessments which have become payable and which are not being contested in good faith by appropriate proceedings. All monies required to be withheld by Metroplex from employees of the Metroplex Business for income taxes, social security and other payroll taxes have been collected or withheld, and either paid to the respective governmental agencies, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of Metroplex.

         3.8    Availability of Assets. Except as set forth in Schedule 3.8 and
                ----------------------                         ------------
except for the Excluded Metroplex Assets, the Metroplex Assets constitute all the material assets used in the conduct of the Metroplex Business

(including, but not limited to, all books, records, computers and computer programs and data processing systems) and all such material assets are in good operating condition and repair (reasonable wear and tear in ordinary usage excepted) for the purposes for which they are currently used by Metroplex.

         3.9    Real Property. Schedule 3.9 contains a brief description of each
                -------------  ------------
parcel of real property owned by Metroplex and used in or relating to the Metroplex Business (showing the record title holder, legal description, location, improvements, the uses being made thereof and any indebtedness secured by a mortgage or other lien thereon) and of each option, right or contract to purchase held by Metroplex to acquire any real property for use in connection with the Metroplex Business. Complete and correct copies of any policies of title insurance currently in force and in possession of Metroplex with respect to each such parcel shall be delivered by Metroplex to the Company on request.

         3.10   Real Property Leases. Schedule 3.10 sets forth a list and brief
                --------------------  -------------
description of each lease or similar agreement (showing the rental, expiration date, renewal, the uses being made thereof and the location of the real property covered by such lease or other agreement) under which Metroplex is lessee of, or holds or operates, any real property owned by any third party and used in or relating to the Metroplex Business.

         3.11   Condemnation. (A) Neither the whole nor any part of any real
                ------------
property owned, leased, used or occupied by Metroplex in connection with the Metroplex Business is subject to any pending suit for condemnation or other taking by any public authority and (B) to the actual knowledge of Metroplex after due inquiry, no such condemnation or other taking is threatened.

         3.12   Personal Property. Schedule 3.12 contains a list as of June 4,
                -----------------  -------------
1997 of (A) all vehicles used in or relating to the Metroplex Business and (B) all machinery and instruments (other than minor medical instruments) and material equipment, furniture, and other personal property owned by Metroplex used in or relating to the Metroplex Business.

         3.13   Personal Property Leases. Schedule 3.13 contains a brief
                ------------------------  -------------
description of each lease or other agreement or right, whether written or oral (including in each case the rental, the expiration date thereof and a brief description of the property covered), under which Metroplex is lessee of, or holds or operates, any machinery, equipment, instruments, vehicle or other tangible personal property owned by a third party and used in or relating to the Metroplex Business and which is not terminable by Metroplex without penalty on 30 days' notice or less and which provides for annual rentals in excess of $10,000.

         3.14   Patents and Trademarks. (a) Schedule 3.14 contains a list of:
                ----------------------      -------------
(i) all trademarks, service marks, trade names and copyrights related to the Metroplex Business for which registrations have been issued to Metroplex or applications for registrations have been made by Metroplex, (ii) all registered assumed or fictitious names under which Metroplex is doing business and (iii) all licenses, agreements or other arrangements under which Metroplex, in connection with the Metroplex Business, has the right to use any trademark, service mark, trade name or copyright. Metroplex does not own, and has not applied for, any patents, in connection with the Metroplex Business. No proceedings have been instituted or are pending or, to the actual knowledge of Metroplex, after due inquiry, are threatened which challenge the validity of the ownership or use by Metroplex of any trademarks, service marks, trade names, copyrights or patents related to the Metroplex Business. Except as set forth in
Schedule 3.14, Metroplex has not licensed anyone to use any trademarks, trade
-------------
names or copyrights of Metroplex, and Metroplex has no actual knowledge, after due inquiry, of the infringement by any person of any trademarks or trade names or copyrights or patents owned or used by it. Except as set forth in Schedule
                                                                     --------
3.14, to its actual knowledge, after due inquiry, Metroplex owns, or has the
----
royalty-free right to use, all trademarks, service marks, trade names, copyrights or patents used in the operation of the Metroplex Business and has not received any notice of conflict with the asserted rights of others. Except as set forth in Schedule 3.14, no trademark, service mark, trade name, copyright
                -------------
or patent listed in Schedule 3.14 is subject to any outstanding order, judgment,
                    -------------
decree, stipulation or agreement restricting the use thereof by Metroplex or restricting the licensing thereof by Metroplex to any person.

         3.15   Accounts Receivable. All accounts receivable of Metroplex
                -------------------
relating to the Metroplex Business have arisen from bona fide transactions by Metroplex in the ordinary course of the Metroplex Business and, to the knowledge of Metroplex, constitute only valid claims which are not subject to counterclaims or setoffs.

         3.16   Title to Purchased Assets. Metroplex has good and marketable
                -------------------------
title to all of the Metroplex Assets, free and clear of all Encumbrances, except for those items listed in Schedule 3.16 and Permitted Encumbrances and subject
                          -------------
to receipt of the applicable consents from, or the making of any requisite filings with, any third parties listed in Schedule 3.3. Upon delivery to the
                                          ------------
Company on the Closing Date of the bill of sale contemplated by Section 1.6(a),
                                                                --------------
Metroplex will thereby transfer to the Company good and marketable title to the Metroplex Assets, subject to no Encumbrances, except for Permitted Encumbrances.

         3.17   Employees. Schedule 3.17 contains: (A) a list of all individuals
                ---------  -------------
employed by Metroplex in connection with the Metroplex Business; and (B) the then current rate of compensation of, and a description of the fringe benefits (including sick and vacation pay) indicating how much has actually been accrued (other than those generally available to employees of Metroplex under the plans listed in Schedule 3.19 or Schedule 3.30) provided by Metroplex to, any such
          -------------    -------------
employees, in each case as of February 28, 1997.

         3.18   Employee Relations. (a) Except as set forth in Schedule 3.18, or
                ------------------                             -------------
as could not have a material adverse effect on the business or operations of Metroplex, Metroplex has complied with respect to the Metroplex Business in all material respects with all applicable laws, rules and regulations which relate to occupational health and safety, prices, wages, hours, discrimination in employment and collective bargaining and to the operation of the Metroplex Business and is not liable for any arrears of wages or any taxes or penalties for failure to comply with any of the foregoing.

         (b)    Except as set forth in Schedule 3.18, as of the date of this
                                       -------------
Agreement, there is with respect to the Metroplex Business no (i) unfair labor practice charge or complaint against Metroplex pending before the National Labor Relations Board, any state labor relations board or any court or tribunal and, to the actual knowledge of Metroplex, after due inquiry, none is or has been threatened, (ii) strike, dispute, request for representation, slowdown or stoppage pending against Metroplex and, to the actual knowledge of Metroplex, after due inquiry, none is or has been threatened, or (iii) arbitration proceeding arising out of or under any collective bargaining agreement pending against Metroplex and, to the best knowledge of Metroplex, none is or has been threatened.

         (c)    Except as set forth in Schedule 3.18, Metroplex has no severance
                                       -------------
obligations with respect to its employees.

         3.19   Contracts. Except as set forth in Schedule 3.19 or any other
                ---------                         -------------
Schedule hereto, as of the date of this Agreement, Metroplex is not, with respect to the Metroplex Business, a party to or bound by:

         (a)    Any contract for the purchase or sale of real property;

         (b) Any contract for the payment for health care goods and services to be delivered by Metroplex;

         (c) Any contract for the purchase of merchandise, supplies or personal property or for the receipt of services (other than services referred to in clause (b) above) which is not terminable by Metroplex on 30 days' notice or less or which provides for performance over a period of more than 90 days or which involves the payment after the date hereof of more than $5,000;

         (d) Any guarantee of the obligations of customers, suppliers, officers, directors, employees, Affiliates or others;

         (e) Any contract not made in the ordinary course of the Metroplex Business;

         (f) Any agreement which provides for the incurrence or assumption of debt for borrowed money;

         (g) Any employee collective bargaining agreement, employment agreement (other than employment agreements terminable by Metroplex without premium or penalty on notice of 30 days or less under which the only monetary obligation of Metroplex is to make current wage or salary payments and provide current fringe benefits), consulting, advisory or service agreement, deferred compensation agreement or covenant not to compete;

         (h) Any contract or agreement with any officer, director or employee (other than employment agreements disclosed in response to clause (g) above or clause (j) below), agent or attorney-in-fact of Metroplex;

         (i) Any employees' pension, profit-sharing, stock option, phantom stock, bonus, incentive, stock purchase, welfare, life insurance, hospital or medical benefit plan or other employee benefit agreement or plan;

         (j) Any contract lease, agreement or arrangement, written or oral, with any of Metroplex's partners or with any of the employees, consultants, advisors or agents of the foregoing;

         (k) any joint venture contract or arrangement, or any other agreement involving a sharing of profits;

         (l) any lease, option or right of first refusal pertaining to any of the Metroplex Assets;

         (m) any license or franchise agreement, either as licensor or licensee, or as franchisor or franchisee;

         (n)    any outstanding bids, sales proposals, or service proposals;

         (o)    any noncompetition agreements or similar restraint contracts; or

         (p) any instruments granting any powers of attorney or authority to act on behalf of Metroplex;

Schedule 3.19 also indicates which contract, agreement or other instrument
-------------
listed therein is to be deemed an "Assumed Contract" or a "Contract Not Assumed" for purposes of this Agreement.

         3.20   Status of Contracts. Except as set forth in Schedule 3.20 or in
                -------------------                         -------------
any other Schedule hereto, each of (a) the leases, contracts and other agreements listed in Schedules 3.10, 3.13, 3.14 and 3.19 (provided, in the case
                     --------------------------     ----
of Schedule 3.19, such contract or other agreement is designated therein as an
   -------------
"Assumed Contract") and (b) the contracts of Metroplex for other purposes made in the ordinary course of the Metroplex Business and consistent with past practice (collectively in the case of clauses (a) and (b), but excluding the contracts and other agreements designated in Schedule 3.19 as a "Contract Not
                                             -------------
Assumed") constitutes a valid and binding obligation of Metroplex and, to the actual knowledge of Metroplex, after due inquiry, the other parties thereto and is in full force and effect and, except as set forth in Schedule 3.3, may be
                                                        ------------
transferred to Texas Sub pursuant to this Agreement and will continue in full force and effect thereafter, in each case without breaching the terms thereof or resulting in the forfeiture or impairment of any rights thereunder and without the consent, approval or act of, or the making of any filing with, any other party.

         3.21   No Violation, Litigation or Regulatory Action. Except as set
                ---------------------------------------------
forth in Schedule 3.21:
         -------------

         (a) Except as could not have a material adverse effect on the business or operations of Metroplex, Metroplex has complied in all material respects with all laws, regulations, rules, writs, injunctions, ordinances, franchises, decrees or orders of any court or of any foreign, federal, state, municipal or other government, governmental department, commission, board, bureau, agency or instrumentality which are applicable to the Metroplex Assets or the Metroplex Business including, without limitation, those relating to environmental, occupational health and hazardous waste, those relating to the payment and withholding of taxes and those relating to third-party programs as they have been in effect from time to time;

         (b) There are no lawsuits, claims, suits, proceedings or investigations pending or, to the actual knowledge of Metroplex, after due inquiry, threatened against Metroplex or any of the Physicians in respect of the Metroplex Assets or the Metroplex Business;

         (c) There is no action, suit or proceeding pending or, to the actual knowledge of Metroplex, after due inquiry, threatened which questions the legality or propriety of the transactions contemplated by this Agreement; and

         (d) Neither Metroplex nor any Physician has received any notice of any violation or claim of violation of any governmental laws, rules or regulations or any moratorium, ban or similar restriction on the Metroplex Business or the Metroplex Assets.

         3.22   Insurance. Metroplex maintains policies of, or self insures with
                ---------
respect to, fire and extended coverage and casualty, liability, professional liability, errors and omissions, property loss, and other forms of insurance in such amounts and against such risks and losses as are in the judgment of Metroplex prudent for the Metroplex Business and the Metroplex Assets. Metroplex has maintained such insurance for the last five years. All such policies are currently in full force and effect and Metroplex shall use its best efforts to keep such insurance policies in full force and effect through the Closing Date. Metroplex has received no written notification from any insurer disputing or denying a claim within the last 12 months. Metroplex has no claim pending or anticipated against any of its insurers under any such policies. Metroplex shall provide the Company prior to Closing with a list of all such forms of insurance and the amount of coverage provided thereby.

         3.23   Environmental Protection. Except as set forth in Schedule 3.23,
                ------------------------                         -------------
(a) to the actual knowledge of Metroplex, after due inquiry, neither the Metroplex Business nor any of its present properties, assets or operations are subject to any order from or agreement with any governmental authority, regulatory body or private party respecting (i) any environmental, health or safety Requirements of Law, (ii) any Remedial Action or (iii) any liabilities and costs arising from the Release or threatened Release of a Contaminant into the environment;

         (b) There is not, to the knowledge of Metroplex, now, nor has there ever been on or in the properties of the Metroplex Business:

                     (i) any Release of any Contaminant on, in, under or from such properties;

                     (ii) any underground storage tanks or surface impoundments;

                     (iii) any asbestos containing material; or

                     (iv) any polychlorinated biphenyls (PCB) used in hydraulic oils, electrical transformers or other equipment;

except, in each case, for items which have previously been remedied in accordance with applicable law.

         (c) Neither Metroplex nor the Metroplex Business has received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment with respect to the Metroplex Business; or

         (d) The present operations of the Metroplex Business are not, to the knowledge of Metroplex, the subject of any investigation by any governmental authority or regulatory body evaluating whether any Remedial Action is needed to respond to a Release or threatened Release of a contaminant into the environment.

         3.24   Books and Records. The books and records of Metroplex relating
                -----------------
to the Metroplex Business have been maintained in accordance with good business practices and applicable legal, regulatory and accounting requirements, reflect only valid transactions, are complete and materially reflect the financial position and results of operations of the Metroplex Business.

         3.25   No Finder's Fee. Neither Metroplex nor any party acting on its
                ---------------
behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement, and, to the extent that it shall be hereafter determined that any broker, finder or intermediary acting on behalf of Metroplex is entitled to any fee or commission with respect to the transactions contemplated by this Agreement, Metroplex shall be responsible for the payment thereof.

         3.26   Transactions with Affiliates. Except as set forth in
                ----------------------------
Schedule 3.26, since the Metroplex Balance Sheet Date, other than in the
-------------
ordinary course of business there have been no material transactions in respect of the Metroplex Assets or the Metroplex Business between Metroplex and any officer, director or other Affiliate of Metroplex.

         3.27   Licenses and Permits.
                --------------------

         (a) Metroplex has all material, local, state and federal licenses, permits, registrations, certificates, contracts, consents, accreditations and approvals (collectively referred to as "Licenses and Permits") necessary for its operation as a health care business, including but not limited to Licenses and Permits from the fire marshal, the police, the sanitation and health departments, OSHA and applicable work authorities. Metroplex is not in default in any respect under any of such Licenses and Permits and Metroplex has no knowledge of any grounds for revocation, suspension or limitation of such Licenses or Permits. Copies of these Licenses and Permits have been previously delivered to the Company by Metroplex, and have been described in Schedule 3.27.
                                                                  -------------

         (b) There are no, and at Closing will be no, provisions in any License or Permit which would preclude or limit Metroplex from operating the Metroplex Business.

         3.28   Filing Reports. All returns, reports, plans and filings of any
                --------------
kind or nature necessary to be filed by Metroplex with any governmental authorities have been properly completed and timely filed and accompanied by all required payments in compliance with all applicable requirements, and Metroplex has not received written notice or other written communication of, nor does it have any actual knowledge, after due inquiry, of claims from a governmental agency for any failure to file any such return, report, plan or filing or to make any payments required in connection therewith.

         3.29   Employment and Labor Relations. Metroplex is not a party to any
                ------------------------------
collective bargaining agreement or other contract or understanding with a labor or employees union and there are no disputes, claims or grievances involving the employees of Metroplex or others concerning employment in connection with Metroplex's business pending or to the actual knowledge of Metroplex, after due inquiry, threatened against Metroplex.

         3.30   Benefit Plans.
                -------------

         (a)    Identification. Schedule 3.30 contains a complete and accurate
                                -------------
list of all employee benefit plans (the "Employee Benefit Plans") (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) sponsored by Metroplex or to which Metroplex contributes on behalf of its employees and all Employee Benefit Plans previously sponsored or contributed to on behalf of its employees within the three years preceding the date hereof. For purposes of this Section 3.30 only, the term "Metroplex" shall mean Metroplex and any member of a "Controlled Group" or "Affiliated Service Group" (within the meaning of Section 414 of the Internal Revenue Code) of which Metroplex may be a member. Metroplex has provided the Company with copies of all plan documents, determination letters, pending determination letter applications, trust instruments, insurance contracts, administrative services contracts, annual reports, actuarial valuations, summary plan descriptions, summaries of material modifications, administrative forms and other documents that constitute a part of or are incident to the administration of the Employee Benefit Plans. In addition, Metroplex has provided the Company a written description of all existing practices engaged in by Metroplex that constitute Employee Benefit Plans. Each of the Employee Benefit Plans can be terminated or amended at will by Metroplex, subject to applicable law. No unwritten amendment exists with respect to any Employee Benefit Plan.

         (b) Administration. Each Employee Benefit Plan has been administered and maintained in compliance with all laws, rules and regulations in all material respects.

         (c) Examinations. No Employee Benefit Plan is currently the subject of an audit, investigation, enforcement action or other similar proceeding conducted by any state or federal agency, the outcome of which could have a material adverse effect on Metroplex.

         (d) Prohibited Transactions. No material, uncorrected prohibited transactions (within the meaning of Section 4975 of the Code) have occurred with respect to any Employee Benefit Plan.

         (e) Claims and Litigation. No threatened or pending claims, suits or other proceedings exist with respect to any Employee Benefit Plan the outcome of which could have a material adverse effect on Metroplex, other than normal benefit claims filed by participants or beneficiaries.

         (f)    Qualification. Except as provided in Schedule 3.30, Seller has
                                                     -------------
received a favorable determination letter or ruling from the Internal Revenue Service for each Employee Benefit Plan intended to be qualified within the meaning of Section 401(a) of the Code and/or tax-exempt within the meaning of
Section 501(a) of the Code. No proceedings exist or have been threatened that could result in the revocation of any such favorable determination letter or ruling.

         (g) Funding Requirements. Neither Metroplex nor any member of a Controlled Group (within the meaning of Section 412(n)(6)(B) of the Code) in which Metroplex is a member maintains, or has maintained, any Employee Benefit Plan subject to Title IV of ERISA or the funding requirement of Section 412 of the Code.

         (h) Excise Taxes. Neither Metroplex nor any member of a Controlled Group has any material liability to pay excise taxes with respect to any Employee Benefit Plan under applicable provisions of the Code or ERISA.

         (i) Retirees. Metroplex has no obligation or commitment to provide medical, dental or life insurance benefits to or on behalf of any of its employees who may retire or any of its former employees who have retired from employment with Metroplex, except as provided by COBRA.

         3.31   Telephone Numbers. The telephone numbers set forth in
                -----------------
Section 1.1(h) hereof are the telephone numbers principally and currently used
--------------
by Metroplex in connection with the Metroplex Business.

         3.32   Related Party Interests. Except for the real estate leases
                -----------------------
described in Schedule 3.10, after the Closing, neither Metroplex nor any of the
             -------------
Physicians will have any interest or investment in any corporation, partnership, joint venture, other business organization or facility which owns, operates or has any interest in any medical practice, medical clinic, diagnostic facility, or clinical laboratory or provides professional medical services.

         3.33   Other Names. In the five-year period prior to the Closing Date,
                -----------
Metroplex has conducted operations only under the names "[The] Arlington Cancer Center" and the names listed on Schedule 3.33 and has not conducted operations
                                -------------
under any other names.

         3.34   Payor Contracts. Schedule 3.34 sets forth a list of all third
                ---------------  -------------
party payor contracts, agreements and billing numbers of Metroplex and its partners. Copies of Metroplex's existing Medicare and Medicaid contracts (the "Program Agreements"), all of which are listed on Schedule 3.34, have been made
                                                  -------------
available to the Company. Metroplex is, and will be at the time of Closing, in material compliance with all of the terms, conditions and provisions of such contracts.

         3.35   Accounting Controls. For all periods not covered by the
                -------------------
Metroplex Financial Statements, Metroplex has maintained a system of internal accounting controls which provides reasonable assurances that (a) transactions are executed in accordance with Metroplex's general or specific authorization,
(b) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets and liabilities, (c) access to assets is permitted only in accordance with Metroplex's general or specific authorization, and (d) the recorded accountability for assets and liabilities is compared to its existing assets and liabilities at reasonable intervals and appropriate action is taken to correct any differences.

         3.36   Physicians. With regard to the Physicians, there are not pending
                ----------
or, to Metroplex's actual knowledge, after due inquiry, medical staff privilege or licensure-related threatened appeals, challenges, disciplinary or correction actions, or disputes involving the Physicians or their ability to practice medicine, except as set forth in Schedule 3.36 hereto.
                                 -------------

         3.37   Conflicts of Interest. Except as described in Schedule 3.37
                ---------------------                         -------------
hereto, none of the Physicians is either a supplier or customer of Metroplex or directly or indirectly controls or is a director, trustee, officer, employee or agent of any corporation, firm, association, partnership of other business entity which is a supplier or customer of Metroplex.

         3.38   Funding Sources and Commitments. Metroplex has not received any
                -------------------------------
funds (including grants or loans) under any federal laws, including Title VI and XVI of the Public Health Service Act, pursuant to which Metroplex has agreed to abide by assurances requiring Metroplex to offer uncompensated or community service. Metroplex has made no commitments to any governmental authority, utility company, school board, church or other religious body, or to any other organization, group or individual, relating to the Metroplex Business or the Metroplex Assets which would impose an obligation upon the Company or its successors or assigns to make any contributions or dedications of money or land or to construct, install or maintain any improvements of a public or private nature or to provide services of any type or nature to any person.

         3.39   Inventories. The inventory of Metroplex shall on the Closing
                -----------
Date be of a quality consistent with Metroplex's past practice. The inventory of Metroplex is at the date of this Agreement, and on the Closing Date will be, maintained at Metroplex's normal levels.

         3.40   Investment Intent. Except as contemplated herein, Metroplex is
                -----------------
acquiring its interest as a stockholder in Texas Sub for its own account and not with a view to the distribution or resale thereof and with no present intention of distributing or reselling any portion of such interest, or solicit offers to buy the same from or otherwise approach or negotiate in respect thereof with any Person or Persons whomsoever, so as thereby to bring the transactions contemplated by this Agreement or its acquisition of an interest in Texas Sub within the provisions of Section 5 of the Securities Act of 1933, as amended, or the registration requirements of any state Blue Sky statute unless an effective registration statement is in effect or appropriate exemptions from the requirements of such Securities Act and any applicable state Blue Sky statutes are available.

         3.41   Acknowledgement. Except as previously disclosed in writing to
                ---------------
the Company, Metroplex does not have actual knowledge of a fact that would result in a breach of any of the representations and warranties of the Company contained in this Agreement. For purposes of this representation and warranty, "actual knowledge" shall not be deemed to include the fact that documents or other materials containing information with respect to a breach of a representation and warranty were delivered to Metroplex or its representatives prior to the Closing Date.


                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

         As an inducement to Metroplex and the Physicians to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby represents and warrants to Metroplex and the Physicians and agrees as follows:

         4.1    Organization of the Company. The Company is a corporation duly
                ---------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation in each jurisdiction in which such qualification is required.

         4.2    Capacity of the Company. The Company has full legal right, power
                -----------------------
and capacity to execute and deliver this Agreement and all of the other agreements and instruments to be executed and delivered by the Company pursuant hereto or thereto (collectively, the "Company Ancillary Agreements"), to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

         4.3    Subsidiaries and Investments. The Company does not, directly or
                ----------------------------
indirectly, (a) own of record or beneficially, any outstanding voting securities or other equity interests in any corporation, partnership, joint venture or other entity which is involved in or relates to the Metroplex Business, or (b) otherwise control any such corporation, partnership, joint venture or other entity which is involved in or relates to the Metroplex Business.

         4.4    Authority of the Company. The Company has the power and
                ------------------------
authority to execute and deliver this Agreement and the Company Ancillary Agreements, to consummate the transactions contemplated hereby and thereby and to comply with the terms, conditions and provisions hereof and thereof.

         The execution, delivery and performance of this Agreement and the Company Ancillary Agreements by the Company have been duly authorized and approved by all necessary corporate action on behalf of, and do not require any further authorization or consent of, the Company. This Agreement is, and each Company Ancillary Agreement when executed and delivered by the Company and the other parties thereto will be, legal, valid and binding agreements of the Company enforceable in accordance with their respective terms.

         Except as set forth in Schedule 4.4, neither the execution and delivery
                                ------------
by the Company of this Agreement and the Company Ancillary Agreements or the consummation by the Company of any of the transactions contemplated hereby or thereby nor compliance by the Company with or fulfillment by the Company of the terms, conditions and provisions hereof thereof will conflict with, result in a breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or governmental license or permit applicable to the Company, or any judgment, order, award or decree to which the Company a party or any of its respective assets or properties is subject or by which the Company is bound, or any statute, other law or regulatory provision affecting the Company.

         4.5    No Litigation. There is no action, suit or proceeding pending
                -------------
or, to the best knowledge of the Company, threatened against the Company which questions the legality or propriety of the transactions contemplated by this Agreement.

         4.6    No Finder's Fee. Neither the Company nor any party acting on its
                ---------------
behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement, and to the extent that it shall be hereafter determined that any broker, finder or intermediary acting on behalf of the Company is entitled to any fee or commission with respect to the transactions contemplated by this Agreement, the Company shall be responsible for the payment thereof.

         4.7    Acknowledgement. Except as previously disclosed in writing to
                ---------------
Metroplex, the Company does not have actual knowledge of a fact that would result in a breach of any of the representations and warranties of Metroplex contained in this Agreement. For purposes of this representation and warranty, "actual knowledge" shall not be deemed to include the fact that documents or other materials containing information with respect to a breach of a representation and warranty were delivered to the Company or its representatives prior to the Closing Date.


                                    ARTICLE V

                        ACTION PRIOR TO THE CLOSING DATE
                        --------------------------------

         The respective parties hereto covenant and agree to take the following actions between the date hereof and the Closing Date:

         5.1    Investigation of the Metroplex Business by the Company. Upon the
                ------------------------------------------------------
request of the Company, Metroplex shall afford to the officers, employees and authorized representatives of the Company (including, without limitation, independent public accountants, attorneys and consultants) reasonable access during normal business hours, and upon 24-hour prior notice, to the offices, properties, employees and business and financial records (including computer files, retrieval programs and similar documentation) of the Metroplex Business to the extent the Company shall reasonably deem necessary or desirable and shall furnish to the Company or its authorized representatives such additional information concerning the Metroplex Assets and the Metroplex Business as shall be reasonably requested, including all such information as shall be necessary to enable the Company or its representatives to verify the accuracy of the representations and warranties contained in Article III and to verify that the covenants of Metroplex in Section 5.3 have been complied with. The Company agrees that any such investigation or audit, including interviews with employees, shall be conducted in such a manner as not to interfere unreasonably with the operations of Metroplex or the Metroplex Business.

         5.2    Preserve Accuracy of Representations and Warranties. Each of
                ---------------------------------------------------
Metroplex, the Physicians and the Company shall use reasonable, good faith efforts to refrain from taking any action which would render any representation or warranty contained in Article III or IV, respectively, of this Agreement inaccurate in any material respect as of the Closing Date. Metroplex, the Physicians and the Company shall promptly notify the other parties of any action, suit or proceeding that shall be instituted or threatened against Metroplex, the Physicians or the Company to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. Metroplex, the Physicians or the Company shall promptly notify the other parties of any lawsuit, claim, proceeding or investigation that may be threatened, brought, asserted or commenced against either party which would have been listed in Schedule 3.21, or in response to Section 3.3 if such lawsuit, claim,
   -------------                    -----------
proceeding or investigation had arisen prior to the date hereof.

         5.3    Operations Prior to the Closing Date. (a) Prior to the Closing
                ------------------------------------
Date, Metroplex shall operate and carry on the Metroplex Business only in the ordinary course and substantially as presently operated. Consistent with the foregoing, Metroplex shall use reasonable efforts to keep and maintain the Metroplex Assets in good operating condition and repair.

         (b)    Notwithstanding Section 5.3(a), except as expressly
                                --------------
contemplated by this Agreement, except as set forth in Schedule 5.3(b) or
                                                       ---------------
except with the express prior written approval of the other party to this Agreement, Metroplex shall not:

                     (i) make any material change in the Metroplex Business or sell, assign, pledge, subject to lien or security interests or otherwise transfer the Metroplex Assets other than in the ordinary course of business;

                     (ii) make any capital expenditure, or enter into any contract or commitment therefore in excess of $5,000, or make any capital expenditures not previously discussed with such other party;

                     (iii) enter into any contract, agreement, undertaking or commitment (or any extension or renewal thereof) not in the ordinary course of business;

                     (iv) amend or consent to the amendment of any contract, agreement, undertaking or commitment listed in Schedule 3.19, if the
                                                        -------------
         aggregate effect of such amendment and all similar amendments is to cause the terms of such contracts, agreements, undertakings or commitments, in the aggregate, to be materially less favorable to Metroplex, or, subsequent to Closing, the Company than prior to such amendments or consents to amendment;

                     (v)    grant any powers of attorney;

                     (vi) except in the ordinary course of business consistent with past practice, grant any salary or benefit increase or otherwise modify any other benefit due or compensation payable to any employee or other person performing services for Metroplex;

                     (vii) issue any equity securities or rights to acquire equity securities;

                     (viii) except in the ordinary course of business consistent with past practice, pay any dividends, make any distributions, redeem any securities or otherwise cause the Metroplex Assets to be distributed to any of its partners;

                     (ix) borrow any funds, under existing lines of credit or otherwise, except as reasonably necessary for the ordinary operation of the Metroplex Business;

                     (x) make any material change in the accounting policies applied in the preparation of the Metroplex Financial Statements; and

                     (xi) agree or commit to do or authorize any of the foregoing.

         (c) Metroplex may at any time prior to Closing, and in the event that the Closing has not occurred within 90 days of this Agreement Metroplex shall commencing on such ninetieth day and thereafter on a bi-monthly basis, amend its respective Schedules to this Agreement to reflect changes in the information set forth in such Schedules or developments that have occurred since the date as of which information has been given in such statements. All such changes to such Schedules shall be automatically incorporated in the Schedules previously delivered and made a part of this Agreement except that no such change shall be deemed to amend, to update or be incorporated in any such previously delivered Schedule if (i) such change reflects that Metroplex is in breach of any of its covenants and agreements set forth in this Section 5.3 or
                                                                -----------
(ii) such change, when considered together with any other changes made pursuant to this subsection (c), would (A) reflect a material adverse effect on the financial condition, results of operations or business prospects of the Metroplex Business or (B) reflect that the Company would have to incur any material cost or penalty with respect to any of the governmental licenses necessary to operate the business of the Company after Closing or to be unable in any material respect to operate the business of the Company after Closing in the manner currently proposed.

         5.4    No Public Announcement. Neither Metroplex, the Physicians, Texas
                ----------------------
Sub nor the Company shall, without the approval of the other party, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued.

         5.5    Interim Financial Statements of Metroplex. Metroplex shall
                -----------------------------------------
promptly deliver to the Company copies of any monthly, quarterly or annual balance sheets or statements of income and cash flow (presented on both a consolidated all-station basis and a consolidating basis reflecting each station) relating to the Metroplex Business that may be prepared by it during the period from the date hereof through the Closing Date. Such financial statements shall fairly present the financial position and results of operations of the Metroplex Business as at the dates and for the periods indicated, and shall be prepared on a basis consistent and in accordance with the basis upon which the Metroplex Financial Statements were prepared, subject to normal year end adjustments.

         5.6    Compliance With Laws. Metroplex shall not take any action in
                --------------------
respect of the Metroplex Assets which violates any law, regulation, rule, writ, injunction, ordinance, franchise, decree or order of any court or of any foreign, federal, state, municipal or other government, governmental department, commission, board, bureau, agency or instrumentality applicable in any material respect to the Metroplex Assets.

         5.7    Pre-Closing Obligations. (a) Metroplex shall provide reasonable
                -----------------------
cooperation to the Company in obtaining the permits, licenses, authorizations and approvals required by the Company under applicable state and federal law to purchase and operate the Metroplex Assets.

         (b) Metroplex will maintain the insurance currently carried to insure the Metroplex Assets against liability, loss or other casualty and will continue all professional liability insurance coverage currently carried through the date of Closing. Metroplex will not, without the consent of the Company, which will not be unreasonably withheld, amend, modify or cancel any policies currently in effect.


                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS
                              ---------------------

         6.1    Sales, Use and Transfer Taxes. The transfer and conveyance of
                -----------------------------
the Metroplex Assets hereunder will qualify for the occasional sale exemption under the Texas Tax Code (S)151.304(b)(2).

         6.2    Discharge of Liabilities of Metroplex Business. Metroplex
                ----------------------------------------------
covenants and agrees that it will pay and discharge, and hold the Company and the directors and officers of the Company harmless from, each and every liability and obligation of Metroplex in respect of the Metroplex Business or the Metroplex Assets arising from events occurring on or prior to the Closing Date, excepting only those obligations expressly assumed by the Company and/or Texas Sub at the Closing pursuant to the Assignment and Assumption Agreement and any other instruments of assumption delivered to Metroplex at the Closing, it being understood and agreed that the Company or Texas Sub are assuming no liabilities or obligations of Metroplex other than obligations so expressly assumed by the Company or Texas Sub, as the case may be.

         6.3    Employee Benefit Plans.
                ----------------------

         (a) The Company, Texas Sub and Metroplex agree to cooperate with respect to employee benefit plans covering employees of Metroplex and the Company or Texas Sub. The parties shall administer such employee benefit plans and plan-related issues in a manner specified in the Management Services Agreement.

         (b)    Notwithstanding any of the provisions of this Section 6.3 or
                                                              -----------
anything else contained in this Agreement, none of the foregoing shall create any obligation or agreement on behalf of the Company or Texas Sub to employ any employees of the Metroplex Business after the Closing Date or, except as provided in the Management Services Agreement, to maintain or provide any specific benefits or level of benefits to employees of the Company or Texas Sub from and after the Closing Date. All decisions regarding employment and employee benefits after the Closing Date shall remain at the sole discretion of the Company or Texas Sub, as the case may be, except as provided in the Management Services Agreement.

         6.4   Acquisition Proposals. Metroplex and the Physicians agree not
               ---------------------
to do any of the following or permit the employees, agents or affiliates of Metroplex or any Physician to do any of the following: (i) solicit or accept any other offer to acquire the partnership interests of Metroplex or to purchase all or any part of the assets, business or operations of Metroplex, (ii) furnish any information regarding Metroplex to any potential buyer of Metroplex other than the Company or (iii) hold discussions with any party concerning any such transaction (other than such discussions that are in furtherance of the consummation of the transactions contemplated by this Agreement). Notwithstanding the foregoing, Metroplex and the Physicians shall have the right to conduct negotiations with and to consummate any acquisitions with respect to, any third parties, provided that Metroplex is the surviving or acquiring entity in such transaction. The parties agree that discussions, transactions, negotiations or similar actions involving Texas Association of Oncology Specialists, P.A. or Oncology Network of America, P.A. shall not constitute a violation of this Section 6.4, it being understood that such actions are in
                  -----------
furtherance of the business and/or betterment of Metroplex.

         6.5   Right to Remedy Certain Breaches Prior to Closing.
               -------------------------------------------------
Notwithstanding anything contained in this Agreement to the contrary, in the event of a material failure by Metroplex or the Company (the party so failing being referred to in this Section 6.5 as the "Defaulting Party") to satisfy the
                          -----------
conditions precedent to the obligations of the other party set forth in Articles VII or VIII, respectively, by reason of a material breach by the Defaulting Party of its respective covenants, agreements and obligations herein or by reason of the material breach by the Defaulting Party of any of its respective warranties contained herein or the inaccuracy of any of its respective representations contained herein, the Defaulting Party shall have the right to undertake to cure or remedy such breach or inaccuracy, and to postpone the Closing for up to 15 days so to cure or remedy such breach or inaccuracy; provided, however, that, in any such case, such right to cure, remedy or
--------  -------
postpone shall be subject at all times to the fulfillment and satisfaction in all respects, on or prior to the then scheduled Closing Date, of each and every one of the following conditions:

         (a) The breach or inaccuracy is of such nature that it is capable of being cured and remedied by the Defaulting Party in all respects on or prior to the Closing Date (either as originally scheduled or as so postponed), and that, upon the taking by the Defaulting Party of the actions specified in the notice described in paragraph (b) below, such breach or inaccuracy will not impair or otherwise have any continuing effect on the business or operations of the Company after the Closing Date;

         (b) The Defaulting Party shall have delivered to the other parties hereto, at least one business day prior to the Closing Date as originally scheduled, written notice of the existence of such breach and inaccuracy setting forth (i) the specific nature of such breach and inaccuracy and the circumstances giving rise thereto, (ii) the Defaulting Party's intention to cure or remedy such breach or inaccuracy, (iii) if the Closing Date is to be postponed, the date to which the Closing is to be postponed (which date must be a date not later than 15 days after the originally scheduled Closing Date) and
(iv) the specific actions the Defaulting Party anticipates taking to cure or remedy such breach or inaccuracy;

         (c) The existence of such breach or inaccuracy (even after giving effect to any such cure or remedy) must not have resulted, or be reasonably expected to result, in the imposition by the Company's financing sources of any adverse addition to or modification or other change in the terms and conditions of the Company's anticipated financing or otherwise have impaired, or be reasonably expected to impair, the Company's ability to obtain the governmental and other approvals necessary to enable the parties hereto to consummate the transactions contemplated by this Agreement;

         (d) The Defaulting Party shall have (i) paid (and/or reimbursed the Company or the other parties hereto prior to the Closing for) any and all costs and expenses of the Defaulting Party, the Company or the other parties hereto arising from or related to such attempt to cure or remedy or resulting from any postponement of the Closing Date and (ii) furnished the Company and such other parties with a written undertaking of the Defaulting Party to indemnify and hold harmless the Company and such other parties and their respective Affiliates from and against any and all costs and expenses associated with any such postponement, including any and all additional charges, fees or other costs incurred by the Company and such other parties or their respective Affiliates in preserving and maintaining the Company's financing sources and commitments during the period of such postponement; and

         (e) The aggregate amount of Loss and Expense which could reasonably be expected to be incurred at any time by the Company or such other parties as a result of such breach or inaccuracy (assuming the consummation of the Closing without any action on behalf of the Defaulting Party, the Company or any other party prior to the Closing to cure or remedy such breach or inaccuracy) shall not exceed $100,000.

         6.6   Pro-Rations. (a) The following expenses shall be pro-rated as of
               -----------
June 1, 1997 in favor of Metroplex, Texas Sub or the Company as the case may be: all fees and other rentals and charges payable under the Assumed Contracts and agreements listed on Schedule 3.19; all real and personal property taxes and
                     -------------
assessments levied and assessed against any of the Assets; and charges for utilities (including, but not limited to electricity, fuel, water, sanitation and garbage disposal).

         (b) Within 45 days after the Closing Date, the Company shall prepare and deliver to Metroplex a statement (the "Final Statement"), setting forth the Company's good faith determination of the foregoing pro-rations (the "Final Adjustment Amount"). During the 15-day period following delivery of the Final Statement to Metroplex, the Company shall provide Metroplex with access during normal business hours to any books, records, working papers or other information reasonably necessary or useful in the review of the Final Statement and the calculation of the Final Adjustment Amount to enable Metroplex to verify the accuracy of the Final Statement. The Final Statement shall become final and binding upon all parties hereto on the sixteenth day following delivery thereof (without counting such day of delivery) to Metroplex unless Metroplex gives written notice of disagreement with the Final Statement (a "Notice of Disagreement") to the Company prior to such date. Any Notice of Disagreement shall specify in reasonable detail the nature of any disagreement so asserted and relate solely to the review of the Final Statement and the calculation of the Final Adjustment Amount. The matters so specified in the Notice of Disagreement shall be resolved in accordance with the provisions of Section 9.5
                                                                    -----------
of this Agreement.

         (c) The Final Statement shall become final and binding upon all parties hereto on the earlier of (i) the date the Company and Metroplex resolve in writing any differences they may have with respect to all matters specified in the Notice of Disagreement and (ii) the date all disputed matters are finally resolved in writing by the arbitrator appointed pursuant to this Agreement. Within five business days after the Final Statement becomes final and binding upon the parties, the Company, Texas Sub or Metroplex, as the case may be, shall pay the difference between the Estimated Adjustment Amount and the Final Adjustment Amount. All payments pursuant to this Section 6.6 shall be by wire
                                                 -----------
transfer of immediately available funds to an account designated by the recipient at least two business days prior to the date of payment.

         6.7   Audited Financial Statements. In the event that the Company or a
               ----------------------------
successor to the Company proposes to engage in an underwritten initial public offering and it is legally required that audited financial statements of Metroplex be contained in the registration statement(s) related to such initial public offering or any subsequent or concurrent public offering conducted by the Company or its successor, Metroplex and the Physicians will fully cooperate with the Company and its representatives to provide in the registration statement(s) such audited financial statements.

         6.8   Texas Sub Budget. The parties agree to work together in good
               ----------------
faith to create a definitive one-year business plan for the conduct of the operations of Texas Sub within forty-five days after the Closing Date.

         6.9   RIT Program. The parties agree to work together in good faith to
               -----------
develop within forty-five days after the Closing Date a protocol for the development of the Radio-Immune Therapy Program (the "RIT Program"). Such protocol (the "RIT Protocol") shall include a determination of the rights, titles and interests Metroplex will receive in any inventions or patents resulting from the RIT Program. Metroplex hereby agrees to immediately assign all rights, titles or interests it receives in any inventions or patents resulting from the RIT Program directly to Texas Sub or a designee of Texas Sub.




                                   ARTICLE VII

                CONDITIONS PRECEDENT TO OBLIGATIONS OF METROPLEX
                ------------------------------------------------

         The obligations of Metroplex under this Agreement shall, at the option of Metroplex be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

         7.1   No Misrepresentation or Breach of Covenants and Warranties.
               ----------------------------------------------------------
Without limitation of the Company's rights under Section 6.5, there shall have
                                                 -----------
been no material breach by the Company in the performance of any of its covenants and agreements herein; each of the representations and warranties of the Company contained or referred to herein shall be true and correct in all material respects on the Closing Date as though made on the Closing Date (except to the extent that they expressly speak as of a specific date or time other than the Closing Date, in which case they need only have been true and correct in all material respects as of such specified date or time), except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Metroplex; and there shall have been delivered to Metroplex a certificate or certificates by the members of the Company to so elect.

         7.2   Opinions of Counsel for the Company. Metroplex shall have
               -----------------------------------
received from Jackson & Walker, L.L.P., counsel for the Company, an opinion dated as of the Closing Date, in form and substance reasonably satisfactory to Metroplex and its counsel.

         7.3   Action by the Company. (a) The Company shall have taken all
               ---------------------
corporate action necessary to approve the transactions contemplated by this Agreement, and the Company shall have furnished Metroplex with certified copies of all such action.

         (b) The Company shall have caused Texas Sub to take all corporate action necessary to approve and perform the transactions contemplated by this Agreement, and the Company shall cause Texas Sub to furnish Metroplex with appropriate documentation of all such action.

         7.4   No Restraint or Litigation. (a) There shall not be in effect or,
               --------------------------
to the best knowledge of Metroplex, threatened any preliminary or permanent injunction or other order, decree or ruling by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, no statute, rule, regulation or executive order shall have been promulgated or enacted by a government authority and there shall not be in effect or, to the best knowledge of Metroplex or the Company, threatened any temporary restraining order of a court of competent jurisdiction, which, in any case, restrains or prohibits the transactions contemplated hereby.

         (b) There shall be no action, suit or proceeding pending or, to the knowledge of Metroplex, threatened which questions the legality or propriety of the transactions contemplated hereby.

         7.5   No Material Adverse Change. Since the date of this Agreement,
               --------------------------
there shall have been no material adverse change in the financial condition of the Company.

         7.6   Financing. The Company shall on or before June 16, 1997, subject
               ---------
to extension by the mutual agreement of the parties, have received requisite financing to complete the transactions contemplated herein on terms acceptable to the Company in its sole discretion.

         7.7   Consents.  Metroplex shall have obtained the Required Consents.
               --------

         7.8   Partnership Agreement. Metroplex shall have amended its current
               ---------------------
Amended and Restated Partnership Agreement (the "Partnership Agreement") to eliminate any provision which would require the payment of any termination or severance payment upon the occurrence of the transactions contemplated under this Agreement.

         7.9   Due Diligence. Metroplex shall be satisfied, in its sole
               -------------
discretion, with its due diligence review of the operations and financial condition of the Company, which due diligence review shall have been completed by June 16, 1997.

                                  ARTICLE VIII

               CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY
               --------------------------------------------------

         The obligations of the Company under this Agreement shall, at the option of the Company, be subject to the satisfaction on or prior to the Closing Date, of the following conditions:

         8.1   No Misrepresentation or Breach of Covenants and Warranties. With
               ----------------------------------------------------------
out limitation of Metroplex's rights under Section 6.5, there shall have been no
                                           -----------
material breach by Metroplex in the performance of any of its covenants and agreements herein; each of the representations and warranties of Metroplex contained or referred to in this Agreement shall be true and correct in all material respects on the Closing Date as though made on the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by the Company or any transaction contemplated by this Agreement; and there shall have been delivered to the Company a certificate or certificates to such effect, dated the Closing Date and signed on behalf of Metroplex by all of its partners.

         8.2   Opinions of Counsel for Metroplex. The Company shall have
               ---------------------------------
received from Vinson & Elkins, L.L.P., counsel for Metroplex, an opinion, dated as of the Closing Date, in form and substance reasonably satisfactory to the Company and its counsel.

         8.3   Partnership Action. Metroplex shall have taken all partnership
               ------------------
action necessary to: (i) approve the transactions contemplated by this Agreement and (ii) amend the Partnership Agreement pursuant to Section 7.8 of this
                                                     -----------
Agreement, and Metroplex shall have furnished the Company with certified copies of such resolutions and the amended Partnership Agreement, as duly adopted by the partners of Metroplex, in form and substance reasonably satisfactory to counsel for the Company, in connection with such transactions.

         8.4   No Restraint. (a) There shall not be in effect or, to the best
               ------------
knowledge of the Company, threatened any preliminary or permanent injunction or other order, decree or ruling by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, no statute, rule, regulation or executive order shall have been promulgated or enacted by a government authority and there shall not be in effect any temporary restraining order of a court of competent jurisdiction, which, in any case, restrains or prohibits the transactions contemplated hereby.

         (b)   Except as set forth in or contemplated by Schedule 3.21, there
                                                         -------------
shall be no lawsuits, claims, suits, proceedings or investigations pending or, to the best knowledge of the Company after due inquiry, threatened against Metroplex in respect of the Metroplex Assets or the Metroplex Business, other than such lawsuits, claims, suits, proceedings or investigations which are not Metroplex Assumed Liabilities and which, if determined adversely against Metroplex, would not materially adversely affect the business or operations of the Company.

         (c)   Except as set forth in or contemplated by Schedule 3.21, there
                                                         -------------
shall be no action, suit or proceeding pending or, to the knowledge of the Company, threatened which questions the legality or propriety of the transactions contemplated hereby.

         8.5   Necessary Consents. Metroplex shall have received consents, in
               ------------------
form and substance reasonably satisfactory to the Company, to the assignment to the Company of all leases, contracts and other agreements entered into by Metroplex with respect to the Metroplex Business after the date hereof consistent with the terms of Section 1.4, or Section 6.5, as the case may be, of
                             -----------     -----------
this Agreement, except for leases, contracts or other agreements which have been or will be terminated, effective as of the Closing Date, as contemplated by this Agreement.

         8.6   No Material Adverse Change. Except as set forth in Schedule
               --------------------------                         --------
3.5(a), since the date of this Agreement there shall have been (a) no material
------
adverse change in the financial condition or the results of operations of the Metroplex Business or (b) no damage, destruction, loss or claim (whether or not covered by insurance) or condemnation or other taking which materially adversely affects the Metroplex Assets or the Metroplex Business.

         8.7   Financing. The Company shall, on or before June 16, 1997 have
               ---------
received requisite financing to complete the transactions contemplated herein on terms acceptable to the Company in its sole discretion.

         8.8   Due Diligence. The Company shall be satisfied, in its sole
               -------------
discretion, with its due diligence review of the operations and financial condition of Metroplex, which due diligence review shall have been completed by June 16, 1997.

         8.9   Releases of Liens. The Company shall have received evidence
               -----------------
reasonably satisfactory to it and its counsel that all liens on the Metroplex Assets have been released.


                                   ARTICLE IX

                                 INDEMNIFICATION
                                 ---------------

         9.1   Indemnification by the Company. The Company agrees to indemnify
               ------------------------------
and hold harmless Metroplex from and against any and all (a) liabilities, losses, costs or damages ("Loss") and (b) reasonable attorneys' and accountants' fees and expenses, court costs and all other reasonable out-of-pocket expenses ("Expense") incurred by Metroplex in connection with or arising from:

         (a) any breach by the Company or Texas Sub of, or any other failure of the Company or Texas Sub to perform, any of its covenants, agreements or obligations in this Agreement or in any agreement or instrument contemplated hereby;

         (b) any breach of any warranty or the inaccuracy of any representation of the Company contained or referred to in this Agreement or any certificate delivered by or on behalf of the Company pursuant hereto;

         (c) the failure of the Company or Texas Sub to perform any obligation assumed by the Company pursuant to this Agreement;

         (d) any liability or claim arising out of the obligations or liabilities and commitments of the Company or Texas Sub, or its employees or agents expressly assumed by the Company or Texas Sub pursuant to the terms of this Agreement;

         (e) any liability or claim arising out of actions taken in connection with the hiring (or failing to hire), firing, disciplining, and supervising of, and otherwise with respect to, any employees of the Company or Texas Sub following the Closing Date;

         (f) any claim(s) made against Metroplex arising out of Metroplex's ownership, operation, use or sale of the Metroplex Assets, including, but not limited to, any suit, claim or proceeding of any nature seeking to recover damages for personal injury, death or property damage due to occurrences in connection with the Metroplex Assets arising after the Closing Date and any suit, claim or proceeding by any person an employee of the Company which arises as a result of acts or omissions following the Closing Date;

         (g) any claim(s) made against the Company for any broker's, finder's or originator's fees or commissions by reason of services alleged to have been rendered for or at the instance of the Company, in connection with this Agreement and the transactions contemplated hereby;

         (h) any liability incurred by Metroplex arising out of a violation by the Company or Texas Sub of applicable laws or regulations relating to "leased employees"; or

         (i) any liability incurred by the Company or Texas Sub arising out of a violation by Metroplex of applicable laws or regulations relating to "leased employees".

provided, however, that the Company shall not be required to indemnify and hold
--------  -------
harmless Metroplex in accordance with this Section 9.1 with respect to any Loss
                                           -----------
or Expense incurred by any such person unless, until and then only to the extent that the aggregate amount of all Loss and Expense incurred by any such person under this Section 9.1 exceeds $500,000; and provided, further, that,
           -----------                       -----------------
notwithstanding anything contained herein to the contrary, the aggregate liability and obligation of the Company to indemnify and hold harmless hereunder shall be limited solely to, and satisfied and discharged solely from, the assets of the Company and Texas Sub and shall be without recourse to any other assets or properties of the shareholders of the Company or their respective Affiliates.

         9.2    Indemnification by Metroplex. Metroplex agrees to indemnify and
                ----------------------------
hold the Company and Texas Sub harmless from and against any and all Loss and Expense incurred by the Company or Texas Sub, in connection with or arising from:

         (a) Any breach by Metroplex of, or other failure of Metroplex to perform, any of its covenants, agreements or obligations in this Agreement or any agreement or instrument contemplated hereby;

         (b) Any breach of any warranty or the inaccuracy of any representation of Metroplex contained or referred to in this Agreement or in any certificate delivered by or on behalf of Metroplex pursuant hereto;

         (c) The failure of Metroplex to perform any obligation of Metroplex or the Metroplex Business not assumed by the Company pursuant to this Agreement;

         (d) The failure of Metroplex to use reasonable best efforts to obtain any of the consents or amendments in accordance with the terms hereof;

         (e) Any liability or claim arising out of the obligations or liabilities and commitments of Metroplex, or its employees or agents not expressly assumed by the Company or Texas Sub pursuant to the terms of this Agreement, including but not limited to personal injury and professional liability claims;

         (f) Any liability or claim arising out of actions taken in connection with the hiring (or failing to hire), firing, disciplining, and supervising of, and otherwise with respect to, any employees of Metroplex prior to the Closing Date;

         (g) Any liability or claim arising out of any audit, recoupment, or contractual settlement retroactively or otherwise adjusting the amounts payable for reimbursement purposes, with respect to services rendered by or on behalf of Metroplex or billed for, by or on behalf of Metroplex prior to the Closing Date;

         (h) Any liability, claim, loss or expense of any nature whatsoever relating to the provision of fringe benefits of any kind to the employees of Metroplex and their dependents including, without limitation, those arising out of COBRA continuation coverage, including but not limited to those applicable or claimed to be applicable to the Company or Texas Sub as the result of being determined to be a "successor employer" of Metroplex;

         (i) Any federal, state or local tax liability, obligation or claim (including any such liability, obligation or claim arising as a result of or with respect to the consummation of the transactions contemplated by this Agreement), for periods on or before the Closing Date which affect in any way the Metroplex Assets, the Metroplex Business or the Company or Texas Sub as transferee thereof;

         (j) Any claim(s) made against the Company or Texas Sub arising out of Metroplex's ownership, operation, use or sale of the Metroplex Assets or the operations of the Metroplex Business, including, but not limited to, any suit, claim or proceeding of any nature seeking to recover damages for personal injury, death or property damage due to occurrences in connection with the Metroplex Business or the Metroplex Assets arising on or before the Closing Date and any suit, claim or proceeding by any person currently an employee of Metroplex which arises as a result of acts or omissions prior to the Closing Date or in connection with any communications between or arrangements with the employees and Metroplex; or

         (k) Any claim(s) made against the Company or Texas Sub for any broker's, finder's or originator's fees or commissions by reason of services alleged to have been rendered for or at the instance of Metroplex, in connection with this Agreement and the transactions contemplated hereby;

provided, however, that Metroplex shall not be required to indemnify and hold
--------  -------
harmless the Company or Texas Sub in accordance with this Section 9.2 with
                                                          -----------
respect to any Loss or Expense incurred by any such person unless, until and then only to the extent that the aggregate amount of all Loss and Expense incurred by any such person under this Section 9.2 exceeds $500,000; and that
                                       -----------
the liability of Metroplex hereunder shall not exceed $30,600,000. The parties agree that the Company and Texas Sub shall have the right to set-off any amount to which it may be entitled under this Section 9.2 against amounts otherwise
                                       -----------
payable under the Promissory Notes. The exercise of such right of set-off by the Company or Texas Sub in good faith, whether or not ultimately determined to be justified, will not constitute an event of default under the Promissory Notes or any instrument securing the Promissory Notes. In the event the parties disagree with respect to the amount to be set-off, the Company or Texas Sub, as the case may be, shall, at the time the payment in question under the Promissory Notes is due, place such funds in escrow with a mutually acceptable escrow agent. The amount to be set-off shall then be determined in accordance with Section 9.5
                                                                 -----------
hereof and any party who receives an award of such escrowed funds shall be entitled to retain any accrued interest thereon. If at any time the unpaid balance of the Promissory Notes is insufficient to satisfy Metroplex's obligation to the Company or Texas Sub hereunder, and Metroplex is otherwise unable to satisfy its obligation to the Company or

Texas Sub, each of the Physicians agrees to indemnify the Company and Texas Sub from all Loss and Expense incurred by the Company or Texas Sub in connection with or arising from any breach of any warranty or the inaccuracy of any representation of Metroplex contained in Sections 3.4, 3.6, 3.7, 3.8, 3.15,
                                                  ------------------------
3.27, 3.28 and 3.36 of this Agreement; provided, however, that the aggregate of
-------------------
the amounts paid by individual Physicians (and their respective professional associations) to the Company and Texas Sub pursuant to this Section 9.2 shall
                                                            -----------
not exceed the amounts of any such unsatisfied Loss or Expense incurred by the Company or Texas Sub, and no individual Physician (or his professional association) shall be liable for an amount in excess of an aggregate of (i) the individual liability limitations ascribed to him in Exhibit G attached hereto,
                                                    ---------
and (ii) an amount equal to 30% of the compensation payable under the Physician Owner's Employment Agreement of such individual Physician for one year. Any amount due under subsection (ii) hereof shall be paid in equal installments as the salary obligation is accrued and shall not be paid in a lump sum. The Company or Texas Sub shall have the right to withhold the amounts to be paid to the Company or Texas Sub pursuant to this subsection from amounts due to Metroplex under Section 5.3 of the Management Services Agreement. To the extent that the amount to be withheld is in dispute, such amounts shall be paid into an escrow account as they are accrued and be distributed as provided above upon settlement of the dispute. As more particularly provided in Section 11.1 hereof,
                                                            ------------
the representations contained in Sections 3.4, 3.6, 3.8, 3.15, 3.27, 3.28 and
                                 --------------------------------------------
3.36 referred to above shall be terminated as of the second anniversary of the
----
Closing Date, and the representations contained in Section 3.7 shall survive for
                                                   -----------
a period of five years from the Closing Date.

         9.3    Notice of Claims. (a) If any party entitled to seek
                ----------------
indemnification hereunder (an "Indemnified Person") believes that it has suffered or incurred any Loss or incurred any Expense, such Indemnified Person shall so notify the party from whom indemnification is to be sought (the "Indemnifying Party") promptly in writing describing such Loss or Expense, the amount thereof if known, and the method of computation of such Loss or Expense, all with reasonable particularity and containing a reference to the provisions of this Agreement or other agreement, instrument or certificate delivered pursuant hereto in respect of which such Loss or Expense shall have occurred.

         If any action at law or suit in equity is instituted by or against a third party with respect to which any Indemnified Person intends to claim any liability or expense as Loss or Expense under this Article IX, such Indemnified Person shall promptly notify the Indemnifying Party of such action or suit. The failure of any party to give any notice required by this Section 9.3 shall not
                                                         -----------
affect any of such party's rights under this Article IX except to the extent such failure is actually prejudicial to the rights or obligations of the other party.

         (b) The amount to which an Indemnified Person shall be entitled under this Article IX shall be determined: (i) by written agreement between the Indemnified Person and Indemnifying Party, or (ii) pursuant to Section 9.5
                                                               -----------
hereof.

         9.4    Third Party Claims. (a) Subject to paragraph (b) of this Section
                ------------------                                       -------
9.4, the Indemnified Person under this Article IX shall have the right to
---
conduct and control, through counsel of its choosing, any third party claim, action or suit, and the Indemnified Person may compromise or settle the same, provided that the Indemnified Person shall give the Indemnifying Party advance notice of any proposed compromise or settlement. The Indemnified Person shall permit the Indemnifying Party to participate in the defense of any such action or suit through counsel chosen by it, provided that the fees and expenses of such counsel shall be borne by the Indemnifying Party. Subject to paragraph (b) of this Section 9.4, any compromise or settlement with respect to a claim for
        -----------
money damages effected after the Indemnifying Party by notice to the Indemnified Person shall have disapproved such compromise or settlement shall discharge the Indemnifying Party from liability with respect to the subject matter thereof, and no amount in respect thereof shall be claimed as Loss or Expense under this
Article IX.

         (b) If the remedy sought in any action or suit referred to in paragraph (a) of this Section 9.4 is solely money damages and will have no
                      -----------
continuingeffect on the business of the Indemnified Person, the Indemnifying Party shall have 15 business days after receipt of the notice referred to in
Section 9.4(a) to notify the Indemnified Person that it elects to conduct and
--------------
control such action or suit. If the Indemnifying Party does not give the foregoing notice, the Indemnified Person shall have the right to defend, contest settle or compromise such action or suit in the exercise of its exclusive discretion, and the Indemnifying Party shall, upon request from the Indemnified Person, promptly pay to the Indemnified Person in accordance with the other terms of this Article IX the amount of any Loss resulting from its liability to the third party claimant and all related Expense. If the Indemnifying Party gives the foregoing notice, the Indemnifying Party shall have the right to undertake, conduct and control, through counsel of its own choosing and at the sole expense of the Indemnifying Party, the conduct and settlement of such action or suit and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith; provided that (x) the Indemnifying Party shall not thereby permit to
           --------
exist any lien, encumbrance or other adverse change upon any asset of the Indemnified Person; (y) the Indemnifying Party shall permit the Indemnified Person to participate in such conduct or settlement through counsel chosen by the Indemnified Person, but the fees and expenses of such counsel shall be borne by the Indemnified Person except as provided in clause (z) below; and (z) the Indemnifying Party shall agree promptly to reimburse to the extent required under this Article IX the Indemnified Person for the full amount of any Loss resulting from such action or suit and all related Expense incurred by the Indemnified Person, except fees and expenses of counsel for the Indemnified Person incurred after the assumption of the conduct and control of such action or suit by the Indemnifying Party. So long as the Indemnifying Party is contesting any such action or suit in good faith, the Indemnified Person shall not pay or settle any such action or suit. Notwithstanding the foregoing, the Indemnified Person shall have the right to pay or settle any such action or suit, provided that in such event the Indemnified Person shall waive any right to indemnity therefor by the Indemnifying Party, and no amount in respect thereof shall be claimed as Loss or Expense under this Article IX.

         9.5    Arbitration and Mediation.
                -------------------------

         (a)    Mediation:

                (i) Agreement to Use Procedure: The parties agree to utilize the following procedure with regard to any contention or claim arising out of or relating to a claim for indemnification pursuant to this Agreement, (a "Dispute").

                (ii) Initiation of Procedure: The initiating party shall give written notice to the other party, describing the nature of the Dispute, its claim for relief and identifying one or more individuals with authority to resolve the Dispute on such party's behalf. The other party shall have five (5) business days from receipt of such notice within which to designate in writing one or more individuals with authority to resolve the Dispute on such party's behalf.

                (iii) Selection of Mediator: Within ten (10) business days from the date of designation by the noninitiating party, the parties shall make a good faith effort to select a person to mediate the Dispute. If no mediator has been selected under this procedure, the parties shall jointly request a State or Federal District Judge of their choosing (or if they cannot agree, the President of the Dallas Bar Association) to supply within ten (10) business days a list of potential qualified attorney-mediators in Dallas, Texas. Within five
         (5) business days of receipt of the list, the parties shall rank the proposed mediators in numerical order of preference, simultaneously exchange such list, and select as the mediator the individual receiving the highest combined ranking. If such mediator is not available to serve, they shall proceed to contact the mediator who was next highest in ranking until they select a mediator.

                (iv) Time and Place for Mediation; Parties Represented: In consultation with the mediator selected, the parties shall promptly designate a mutually convenient time in Dallas, Texas for the mediation, such time to be no later than sixty (60) days after selection of the mediator. In the mediation, each party shall be represented by persons with authority and discretion to negotiate a resolution of the Dispute, and may be represented by counsel.

                (v) Conduct of Mediation: The mediator shall determine the format for the meetings and the mediation sessions shall be private. The mediator will keep confidential all information learned in private caucus with any party unless specifically authorized by such party to make disclosure of the information to the other party. The parties agree that the mediation shall be governed by the provisions of Chapter 154 of the Tex. Civ. Prac. & Rem. Code and such other rules as the mediator shall reasonably prescribe.

                (vi) Fees of Mediator; Disqualification: The reasonable fees and expenses of the mediator shall be shared equally by the parties. The mediator shall be disqualified as a witness, consultant, expert or counsel for any party with respect to the dispute and any related matters.

                (vii) Confidentiality: Mediation is a compromise negotiation for purposes of Federal and State Rules of Evidence and constitutes privileged communication under Texas law. The entire mediation process is confidential, and such conduct, statements, promises, offers, views and opinions shall not be discoverable or admissible in any level proceeding for any purpose.

         (b) Binding Arbitration: If any Dispute cannot be settled through direct discussions, the parties agree to first endeavor to settle the Dispute by mediation as set forth in Section 9.5(a) above, before resorting to arbitration.
                          --------------
Thereafter, any Dispute shall be settled solely by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered and enforced in any court having jurisdiction thereof. The parties agree to execute a complete written Arbitration Agreement (requiring binding arbitration and setting forth in detail procedures for arbitration) within ten (10) days of the close of any unsuccessful mediation proceeding. If the parties cannot agree on a binding Arbitration Agreement, such agreement shall, within twenty (20) days of the close of unsuccessful mediation proceedings, be prepared and submitted to each party by the mediator and such agreement in the form submitted by the mediator shall be binding on both parties as to all arbitration procedures.

         (c)    Breach of Mediation and/or Arbitration Provisions.

                (i) Enforcement: In the event any party shall breach the terms of Section 9.5(a) or (b) above regarding mediation and
                  -------------     ---
         arbitration, the parties agree the following shall occur:

                       (A)   The non-breaching party may, no earlier than five
                (5) days after written notice to the breaching party, apply to a court of competent jurisdiction for specific enforcement of the mediation and arbitration procedures set forth herein;

                       (B) The breaching party shall pay all costs and expenses of such breach to the non-breaching party, including attorney's fees, travel expenses and mediator fees;

                       (C) Upon a judicial determination of a material breach, the breaching party hereby waives and relinquishes all claims of treble, punitive or similar damages or claims of irreparable harm concerning the Dispute in question, and further waives all objections to the non-breaching party's claim of treble, punitive or similar damages or claims of irreparable harm concerning said Dispute; and

                       (D) The breaching party shall pay all other actual and special damages to the non-breaching parties that result from such breach.

                (ii) Other Damages: In addition to the agreed consequences of breach set out above, the parties hereby agree any court obtaining jurisdiction over the involved Dispute shall, upon the court's discretion, have the authority to impose the consequences set out in the Rules of Civil Procedure of that court, for the failure of a party to cooperate in discovery and pretrial matters, including, but not limited to, the striking of a party's pleading, award of attorney's fees and costs, and such other remedies as the court may deem appropriate. The remedies set forth in this subparagraph are in addition to the court's contempt and other judicial powers.

                                    ARTICLE X

                                   TERMINATION
                                   -----------

         10.1   Termination. (a) Notwithstanding anything contained in this
                -----------
Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing: (i) by the mutual consent of Metroplex, the Physicians and the Company; (ii) subject to the rights of the Company under Section 6.5, by
                                                         -----------
Metroplex in the event of a material breach by the Company of any of its agreements, representations or warranties contained in this Agreement which are not qualified by materiality or do not contain a materiality exception (it being understood that if any of the Company's representations or warranties contained in this Agreement are not qualified by materiality or do not contain a materiality exception, then a breach thereof for purposes of this Section 10.1
                                                                  ------------
must have been inaccurate in any material respect when made); (iii) subject to the rights of Metroplex under Section 6.5, by the Company in the event of a
                              -----------
material breach by the Company of any of their agreements, representations or warranties contained in this Agreement which are qualified by materiality or contain a materiality exception (it being understood that if any of the Company's representations or warranties contained in this Agreement are not qualified by materiality or do not contain a materiality exception, then a breach thereof for purposes of this Section 10.1 must have been inaccurate in
                                    ------------
any respect when made); or (iv) by Metroplex and or the Company if the Closing shall not have occurred on or before June 30, 1997 (or such later date as may be mutually agreed to by Metroplex and the Company) provided that no party shall
                                                 --------
terminate pursuant to this clause (iv) if the reason the Closing has not occurred by such date relates to a breach by such party of any of its obligations and agreements hereunder.

         (b) This Agreement may be terminated at any time on or prior to June 16, 1997 by the Company if the Company is not satisfied with its due diligence review.

         (c) This Agreement may be terminated at any time on or prior to June 16, 1997 by Metroplex if Metroplex is not satisfied with its due diligence review of the Company.

         (d) In the event that this Agreement shall be terminated pursuant to this Article X, all further obligations of the parties under this Agreement (other than Sections 11.2 and 11.9) shall be terminated without further
            -------------     ----
liability of any party to the others, provided that nothing herein shall relieve any party from liability for its willful breach of this Agreement.


                                   ARTICLE XI

                               GENERAL PROVISIONS
                               ------------------

         11.1   Survival of Representations, Warranties and Obligations. All
                -------------------------------------------------------
representations, warranties, covenants and obligations contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement; provided, however, that, except as otherwise provided in Article
                --------  -------
IX, the representations and warranties contained in Articles III and IV of this Agreement (other than the representations and warranties contained in Sections
                                                                      --------
3.16, 3.21 or 4.1, which shall survive indefinitely and those contained in
----------    ---
Sections 3.1, 3.3, 3.7, 3.15, 3.23, 3.30, 3.40, 4.2 and 4.4, which shall survive
---------------------------------------------------     ---
for a period of five years) shall terminate as of the second anniversary of the Closing Date. Except as otherwise provided herein, no claim shall be made for the breach of any representation or warranty contained in Article III or IV after the date on which such representations and warranties terminate as set forth in this Section.

         11.2   Confidential Nature of Information. (a) Each party agrees that
                ----------------------------------
it will treat in confidence all documents, materials and other information which it shall have obtained regarding any other party during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents, and, in the event the transactions (contemplated hereby shall not be consummated, each party will return to the appropriate party all copies of nonpublic documents and materials which have been furnished in connection therewith. The obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (a) such party can demonstrate was already lawfully in its possession prior to the disclosure thereof by any other party, (b) is known to the public and did not become so known through any violation of a legal obligation, (c) became known to the public through no fault of such party, (d) is later lawfully acquired by such party from other sources or (e) such party is required to disclose any such information pursuant to judicial order or, in the opinion of counsel, pursuant to applicable law. Without limiting the right of any party to pursue all other legal and equitable rights available to it for violation of this Section 11.2 by
                                                                 ------------
any other party, it is agreed that other remedies cannot fully compensate the aggrieved party for such a violation of this Section 11.2 and that the aggrieved
                                             ------------
party shall be entitled to injunctive relief to prevent a violation or continuing violation hereof.

         (b)    Notwithstanding anything to the contrary contained in Section
                                                                      -------
11.2(a) the Company shall be entitled to share nonpublic information regarding
-------
Metroplex with potential sources of financing provided that the recipients of such nonpublic information agree to maintain the confidentiality of the nonpublic information.

         11.3   Governing Law. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED
                -------------
HEREBY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES.

         11.4   Notices. All notices or other communications required or
                -------
permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or by messenger or 72 hours after having been sent by registered or certified mail or by private courier addressed as follows:

         If to Metroplex, to:

                Metroplex Hematology/Oncology Associates, L.L.P.
                Arlington Cancer Center
                906 West Randol Mill Road
                Arlington, Texas  76012
                Attention:  Alfred DiStefano, M.D.

         with a copy to:

                Vinson & Elkins L.L.P.
                2001 Ross Avenue
                3700 Trammell Crow Center
                Dallas, Texas  75201
                Attention:  Michael L. Malone, Esq.

         If to the Company or to Texas Sub, to:

                Physician Health Corporation
                990 Hammond Drive, Suite 300
                Atlanta, Georgia  30328
                Attention:  Thomas Rodgers
         with a copy to:

                Jackson & Walker, L.L.P.
                901 Main Street, Suite 6000
                Dallas, Texas 75202
                Attention: James S. Ryan, III, Esq.

or, in the case of any notice described above, to such other address as such party may indicate by a notice delivered to the other parties hereto.

         11.5   Successors and Assigns. (a) Except as specifically
                ----------------------
contemplated herein, the rights of parties hereto shall not be assignable by any party hereto prior to the Closing without the written consent of the other parties hereto. Following the Closing, the parties hereto may assign any of their respective rights hereunder, but no such assignment shall relieve any party of its obligations hereunder.

         (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any person other than the parties and successors and assigns permitted by this Section 11.5 any right, remedy or claim under or by reason of
                  ------------
this Agreement.

         11.6   Entire Agreement; Amendments. This Agreement and the Exhibits
                ----------------------------
and Schedules referred to herein and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or intents between or among any of the partes hereto. The parties hereto, by mutual agreement in writing, may amend, modify and supplement this Agreement.

         11.7   Interpretation. Article titles and headings to sections herein
                --------------
inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         11.8   Waivers. Any term or provision of this Agreement may be
                -------
waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

         11.9   Expenses. Each party hereto will pay all of its own costs and
                --------
expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

         11.10  Partial Invalidity. Wherever possible, each provision hereof
                ------------------
shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein unless the deletion of such provision or provisions would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

         11.11  Execution in Counterparts. This Agreement may be executed in one
                -------------------------
or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of the other parties hereto.

         11.12  Notice of Sale. The parties agree that Metroplex will not be
                --------------
obligated to notify any state and local taxing or other persons, entities or authorities of the intended sale of the Metroplex Assets to the Company in order to relieve the Company of any liability as a successor to the Metroplex in the conduct of its business or for any other reason, and that Metroplex will indemnify the Company, in the manner set forth in Article X hereof, for any Damages that the Company as a result of may incur from Metroplex's failure to make such notification.

         11.13  Definitions. As used in this Agreement, the following terms have
                -----------
the meanings specified or referred to in this Section 11.13:
                                              -------------
         "Accounts Receivable" has the meaning specified in Section 2.11.
          -------------------                               ------------

         "Actual knowledge" has the meaning specified in Section 3.41.
          ----------------                               ------------

         "Affiliate" means, with respect to any person, any other person which
          ---------
directly or indirectly controls, is controlled by or is under common control with such person.

         "Agreement" has the meaning specified in the introductory paragraph
          ---------
          hereof.

         "Assumed Contract" has the meaning specified in Section 3.20.
          ----------------                               ------------

         "Cash Payment" has the meaning specified in Section 2.1(a).
          ------------                               --------------

         "Closing" has the meaning specified in Section 1.3.
          -------                               -----------

         "Closing Date" has the meaning specified in Section 1.3.
         -------------                               -----------

         "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of
          -----
1985, as amended.

         "Code" means the Internal Revenue Code of 1986, as amended.
          ----

         "Company" has the meaning specified in the introductory paragraph to
          -------
this Agreement.

         "Company Ancillary Agreements" has the meaning specified in
          ----------------------------
Section 4.2.
-----------

         "Contaminant" means any waste, pollutant, hazardous substance, toxic
          -----------
substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

         "Contract Not Assumed" has the meaning specified in Section 1.2(h).
          --------------------                               --------------

         "Contribution Assets" means the undivided 20% interest in the Metroplex
          -------------------
Assets that will be contributed to Texas Sub in exchange for the Class B Interests.

         "Controlled Group" has the meaning specified in Section 3.30(a).
          ----------------                               ---------------

         "Defaulting Party" has the meaning specified in Section 6.5.
          ----------------                               -----------
         "Designee" has the meaning specified in Section 2.8.
          --------                               -----------
         "Dispute" has the meaning specified in Section 9.5.
          -------                               -----------
         "Employee Benefit Plans" has the meaning specified in Section 3.30(a).
          ----------------------                               ---------------
         "Encumbrance" means any lien, claim, charge, security interest,
          -----------
mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title, covenant or other restrictions of any kind.

         "ERISA" has the meaning specified in Section 3.30(a) hereof.
          -----                               ---------------
         "Event of Loss" has the meaning specified in Section 11.14, 11.15.
          -------------                               --------------------
         "Exchange Agreement" has the meaning specified in Section 2.2.
          ------------------                               -----------
         "Excluded Metroplex Assets" has the meaning specified in Section 1.2.
          -------------------------                               -----------
         "Expense" has the meaning specified in Section 9.1.
          -------                               -----------
         "Final Adjustment Amount" has the meaning specified in Section 6.6(b).
          -----------------------                               -------------
         "Final Statement" has the meaning specified in Section 6.6(b).
          ---------------                               --------------
         "First Payment" has the meaning specified in Section 2.1(b).
          -------------                               --------------
         "Indemnified Person" has the meaning specified in Section 9.3(a).
          ------------------                               --------------
         "Indemnifying Party" has the meaning specified in Section 9.3(a).
          ------------------                               --------------
         "Licenses and Permits" has the meaning specified in Section 3.27
          --------------------                               ------------
hereof.
         "Loss" has the meaning specified in Section 9.1.
          ----                               -----------
         "Management Services Agreement" has the meaning specified in
          -----------------------------
Section 2.6.
-----------
         "Metroplex" has the meaning specified in the introductory paragraph to
          ---------
this Agreement.
         "Metroplex Ancillary Agreements" has the meaning specified in Section
          ------------------------------                               -------
3.3.
---
         "Metroplex Assets" has the meaning specified in Section 1.1.
          ----------------                               -----------
         "Metroplex Assumed Liabilities" has the meaning specified in Section
          ----------------------------
1.4(a).
------
         "Metroplex Balance Sheet Date" means December 31, 1995.
          ----------------------------
         "Metroplex Business" has the meaning specified in the introductory
          -----------------
paragraph.
         "Metroplex Financial Statements" has the meaning specified in Section
          ------------------------------                               -------
3.4.
---

   "Metroplex Loans" has the meaning specified in Section 1.4(c).
    ---------------                               --------------
   "New hires" has the meaning specified in Section 1.8.
    ---------                               -----------
   "Notice of Disagreement" has the meaning specified in Section 6.6(b).
    ----------------------                               --------------
   "ODSM Board" has the meaning specified in Section 2.9.
    ----------                               -----------
   "Permitted Encumbrance" means the liens described in Schedule 3.16 and
    ---------------------                               -------------
liens for taxes, assessments or other governmental charges which are not yet due and payable and any other Encumbrance which, either individually or in the aggregate when considered with all other Encumbrances on the affected property, does not have a material adverse effect on the value of such property or its usefulness for the purposes it has been used for prior to Closing.

   "Person" means any person, employee, individual, corporation, partnership,
    ------
trust, or any other non-governmental entity or any governmental or regulatory authority or body.

   "Physician Ancillary Agreements" has the meaning specified in Section 3.3.
    ------------------------------                               -----------
   "Physician Owner Employment Agreement" has the meaning specified in
    ------------------------------------
Section 2.7.
-----------
   "Physicians" has the meaning specified in the introductory paragraph to this
    ----------
Agreement.

   "Program Agreements" has the meaning specified in Section 3.34 hereof.
    ------------------                               ------------
   "Promissory Notes" has the meaning specified in Section 2.1(b).
    ----------------                               --------------
   "Purchase Price" has the meaning specified in Section 2.1.
    --------------                               -----------
   "Purchased Assets" means the undivided interest in the Metroplex Assets
    ----------------
that will be sold to the Company in exchange for cash and the Promissory Notes pursuant to the terms hereof.

   "Release" means any release, spill, emission, leaking, pumping, injection,
    -------
deposit, disposal discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or property.

   "Remedial Action" means actions required to (a) clean up, remove, treat
    ---------------
or in any other way address Contaminants in the indoor or outdoor environment;
(b) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment: or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

   "Required Consents" has the meaning specified in Section 1.4(a).
    -----------------                               --------------
   "Requirements of Law" means any federal, state or local law, rule or
    -------------------
regulation, governmental permit license, or other binding determination of any governmental or regulatory authority or body.

   "Shareholders' Agreement" has the meaning specified in Section 2.2.
    -----------------------
   "Successor employer" has the meaning specified in Section 9.2(h).
    ------------------                               --------------
   "Texas Sub" has the meaning specified in Section 2.5.
    ---------                               -----------

   "Texas Sub Class B Interests" has the meaning specified in Section 2.2.
    ---------------------------                               -----------

   "The Arlington Cancer Center" has the meaning specified in Section 1.1(d).
    ---------------------------                               --------------

   11.14  Risk of Loss; Damage to Facilities. The risk of loss or damage to
          ----------------------------------
any of the Metroplex Assets shall be on Metroplex prior to the Closing Date and thereafter shall be on Texas Sub. If any of the Metroplex Assets is damaged or destroyed prior to the Closing Date (any such event being referred to as an "Event of Loss"), Metroplex, as the case may be, at its expense, shall use reasonable efforts to replace or repair the item with comparable property of like value and quality as soon as practicable before the Closing Date. If any Event of Loss shall materially affect the operations of the Metroplex Business or the repair or replacement cannot be accomplished by the scheduled Closing Date but can be accomplished within 60 days after that date, the Closing Date shall be postponed for that 60-day period; if, however, the repair or replacement cannot be accomplished within that 60-day period, the unaffected party may elect by written notice to the affected party within 20 days after the unaffected party has received notice that any Event of Loss has occurred:

   (a) To postpone the Closing for a period not more than 120 days beyond the date specified in Section 10.1, until such time as the Metroplex Assets which are the subject of the Event of Loss have been substantially restored to their condition immediately prior to the Event of Loss;

   (b) To consummate the Closing on the scheduled Closing Date and accept all of the Metroplex Assets as is, in which event the affected party shall assign to the Company at the Closing all of its rights under any insurance policies and to all insurance proceeds covering that Event of Loss, including property damage, loss of income and continuing expenses (less amounts due to the affected party for repairs or replacements of the property prior to the Closing); or

   (c) To terminate this Agreement without liability on the part of Metroplex or the Company.

   11.15  Federal Income Tax Treatment. Notwithstanding any implications to
          ----------------------------
the contrary which may be contained in this Agreement, the parties hereto intend and expressly agree that the transactions described herein shall be reported by the parties for income purposes as (i) a transfer by Metroplex of the Metroplex Assets, subject to the Metroplex Liabilities, to Texas Sub, in exchange for a membership interest in Texas Sub, the Nonrecourse Note and the PHC Note, followed by (ii) the distribution by Texas Sub of cash derived by Texas Sub from loan proceeds supplied by DBIF and DVIBCC (the "DVI Loan"). Accordingly, the transaction shall be treated by the parties as a part-sale, part-contribution transaction and, pursuant to Treas. Reg. (S) 1.707-5(b), the transfer of the Nonrecourse Note, the PHC Note and cash to Metroplex shall be taken into account as part of a sale transaction only to the extent that the fair market value of such notes and the amount of such cash exceed Metroplex's allocable share (as determined pursuant to Treas. Reg. (S) 1.707-5(b)(2) and 1.707-5(a)(2)) of the DVI Loan. The parties agree to cooperate reasonably with one another in the interpretation and implementation of the foregoing.


                           [intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                          METROPLEX
                                          HEMATOLOGY/ONCOLOGY
                                          ASSOCIATES, L.L.P., a Texas limited
                                          liability partnership



                                          By: /s/ Alfred DiStefano, M.D., P.A.
                                             ----------------------------------

                                          Title: President and Managing Partner
                                                 ------------------------------


                                          PHYSICIANS:



                                          /s/ Alfred DiStefano, M.D.
                                          -------------------------------------
                                          Alfred DiStefano, M.D.



                                          /s/ George Blumenschein, M.D.
                                          -------------------------------------
                                          George Blumenschein, M.D.



                                          /s/ Barry Firstenberg, D.O.
                                          -------------------------------------
                                          Barry Firstenberg, D.O.



                                          /s/ John W. Adams, D.O.
                                          -------------------------------------
                                          John W. Adams, D.O.



                                          /s/ Joshua Rettig, M.D.
                                          -------------------------------------
                                          Joshua Rettig, M.D.



                                          /s/ Karel Dicke, M.D.
                                          -------------------------------------
                                          Karel Dicke, M.D.



                                          /s/ Jess B. Caderao, M.D.
                                          -------------------------------------
                                          Jess B. Caderao, M.D.

                                          PHYSICIANS PROFESSIONAL
                                          ASSOCIATIONS:


                                          Alfred DiStefano, M.D., P.A.

                                          By: /s/ Alfred DiStefano, M.D., P.A.
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                          George Blumenschein, M.D., P.A.

                                          By: /s/ George Blumenshein, M.D. ,P.A.
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                          Barry Firstenberg, D.O., P.A.

                                          By: /s/ Barry Firstenberg, D.O., P.A.
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                          John W. Adams, D.O., P.A.

                                          By: /s/ John W. Adams, D.O., P.A.
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                          Joshua Rettig, M.D., P.A.

                                          By: /s/ Joshua Rettig, M.D., P.A.
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                          Karel Dicke, M.D., P.A.

                                          By: /s/ Karel Dicke, M.D., P.A.
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                          Caderao Radiation Oncology, P.A.

                                          By: /s/ Jesse D. Caderao M.D.,  P.A.
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                          PHYSICIAN HEALTH CORPORATION


                                          By:/s/ Sarah C. Garvin
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

                                          MHOA TEXAS I, L.L.C.


                                          By: /s/ Sarah C. Garvin
                                          -------------------------------------
                                          Its:
                                              ---------------------------------